As filed with the Securities and Exchange Commission on April 21, 2025
Registration Numbers 333-190296/811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 14	☒
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 331	☒

Metropolitan Life Separate Account E
(Exact Name of Registered Separate Account)

Metropolitan Life Insurance Company
(Exact Name of Insurance Company)
200 Park Avenue, New York, New York 10166
(Address of Insurance Company's Principal Executive Offices) (zip code)
(212) 578-9500
(Insurance Company's Telephone Number, including Area Code)
Monica Curtis
Executive Vice President and Chief Legal Officer
Metropolitan Life Insurance Company
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPIES TO:
W. Thomas Conner, Esq.
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: On April 28, 2025
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 28, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

April 28, 2025
Gold Track Select Variable Annuity Contracts
Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This Prospectus describes Gold Track Select, a flexible premium deferred variable group annuity contract (the “Contract” or “Deferred Annuity”) issued by Metropolitan Life Insurance Company (the “Company”, “MetLife”, “Our”, “Us” or “We”). The Contract is available for use in connection with the following retirement plans or programs: 401(a) Plans, 401(k) Plans and 403 Plans. This version of the Contract is only available in New York State.
You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract. Your choices may include the Registered Fixed Account Option and Divisions (Divisions may be referred to as “Investment Divisions” in the Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invests in the Portfolios. The Contract’s Value will vary daily to reflect the investment experience of the Divisions in your Contract and, subject to availability, the interest credited to the Registered Fixed Account Option. The Portfolio Companies available for all Contracts, which include equity, income, asset allocation and sector fund types are described in Appendix A —  Investment Options Available Under the Contract. Not all Portfolios are available under all Contracts and you should ask your Employer for a list of available Portfolios.
How to learn more:
Before investing, read this Prospectus and the Prospectus for the Registered Fixed Account Option. The Prospectuses contain information about the Contracts and Metropolitan Life Separate Account E, including information about charges and market value adjustments, which You should know before investing. Keep these Prospectuses for future reference.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals can result in surrender charges, taxes, and tax penalties, if applicable.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We do not guarantee how any of the Divisions or Portfolios will perform. Interests in the Separate Account and the Registered Fixed Account Option are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. MetLife’s obligations under the Contract are subject to its financial strength and claims-paying ability.
The Contracts are not intended to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, supplements to the Prospectus or any sales material we authorize.

GLOSSARY
Account Value, Account Balance or Contract value  —  When You purchase a Contract, an account is set up for You. Your Account Value (also referred to as Account Balance or Contract value) is the total amount of money in your Contract including money in the Divisions of the Separate Account and the Registered Fixed Account Option.
Accumulation Period — The period before the commencement of Annuity Payments.
Accumulation Unit Value — An accounting unit of measure used to calculate Contract Value before Annuity Payments begin.
Administrative Office — Our Administrative Office varies based on the type of service request or transaction that You are making. The most recent correspondence, purchase payment stub or quarterly statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information.
Allocated Contracts — A group allocated Contract will cover all present and future Participants under the Contract. A Participant under an allocated Contract receives a Certificate that evidences participation in the Contract.
Annuitant — A natural person on whose life the Maturity Date depends and Annuity Payments are made, sometimes referred to as the measuring life.
Annuity — Payment of income for a stated period or amount.
Annuity Payments — A series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — The period following commencement of Annuity Payments.
Annuity Unit — An accounting unit of measure used to calculate the amount of Annuity Payments.
Annuity Unit Value — With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios, the experience factor for the current valuation period, the daily AIR and the Separate Account charge.
Assumed Investment Rate (AIR) — Under a variable payout option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary(ies) — The person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.

Cash Surrender Value — The Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other surrender charges not previously deducted.
Certificate — (If Applicable) the document issued to Participants under a master group Contract. Any reference in this Prospectus to the Contract includes the underlying Certificate.
Code — The Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Company (We, Us, Our) — Metropolitan Life Insurance Company (“MetLife”).
Competing Fund — Any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.
Contract —  A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under certain group Allocated Contracts.
Contract Date — The date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Discontinuance — Termination of the Contract by the Contract Owner of the Contract and all Certificates, if any.
Contract Owner — The person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.
Contract Value —  The value of the Accumulation Units in Your Account (or a Participant’s Individual Account, if applicable) less any reductions for administrative charges.
Contract Year — Twelve-month periods beginning with the Contract Date, or any anniversary thereof.
DCA Program — Pre-authorized transfer program that allows You to invest a fixed amount of money in the Funding Options on a monthly or quarterly basis.
Death Report Date — The day on which We have received (i) Due Proof of Death and (ii) written payment instructions or election of spousal or Beneficiary Contract continuation in Good Order.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to the Deferred Annuities.
Division — That portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.
Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.
Early Withdrawal Charge — The Early Withdrawal Charge is an amount We deduct from Your Account Value if You withdraw money prematurely from your Contract. This charge is often referred to as a deferred sales load or back-end sales load.

ERISA — The Employee Retirement Income Security Act of 1974, as amended, and all related laws and regulations which are in effect during the term of this Contract.
Excess Plan Contributions —  Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator.
Fixed Annuity — An Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone, facsimile (also referred to as “fax”), email or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, email, Internet or other means are genuine. Any telephone, fax, email or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax, email or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at Our Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
The information and documentation required for a request to be in “Good Order” generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funding Options affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact Us or Your sales representative (where applicable) before submitting the form or request.
Home Office — The Home Office of Metropolitan Life Insurance Company is 200 Park Avenue New York, NY 10166.
Individual Account — An account under which Accumulation Units are credited to a Participant or Beneficiary under the Contract.
Maturity Date/Annuity Commencement Date — The date on which the Annuity Payments are to begin (referred to in the Prospectus as Maturity Date).
MetLife — MetLife is Metropolitan Life Insurance Company, which is the company that issues the Contract. Throughout this Prospectus, MetLife is also referred to as the “Company,” “We,” “Us,” or “Our.”

Net Investment Rate — Assumed investment return during the Annuity Period for a Variable Annuity.
Participant — An individual participating under a group Contract or an eligible person who is a member in the Plan.
Payment Option — An Annuity or income option elected under Your Contract.
Pay-Out Options/Income Options — These are options that you may elect when you convert your Contract into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity.
Plan — For a group Contract, the Plan or the arrangement used in a retirement Plan or program whereby the Purchase Payments and any gains are intended to qualify under Sections 401 or 403 of the Code.
Plan Administrator — The corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Plan Termination — Termination of Your Plan, including partial Plan Termination, as determined by Us.
Plan Trustee — The trustee specified in the Contract specifications.
Premium Tax — The amount of tax, if any, charged by the state or municipality.
Purchase Payments — The premium payment(s) applied to the Contract, less any Premium Taxes (if applicable).
Qualified Contract — A Contract used in a retirement Plan or program that is intended to qualify under Sections 401 or 403(b) of the Code.
Registered Fixed Account Option  —  The Registered Fixed Account Options available as a companion Contract with this Gold Track Select variable annuity contracts, available in New York State, and registered with the SEC.
Separate Account — A segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of participants in the Separate Account. The Separate Account is Metropolitan Life Separate Account E.
Third Party Administrator (“TPA”) — An entity that has separately contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.
Unallocated Contracts — An unallocated Annuity Contract, designed for use with certain Qualified Plans where the employer has secured the services of a TPA. Unallocated Annuity Contracts are issued to an employer or the trustee(s) or custodian of an employer’s Qualified Plan. All Purchase Payments are held under the Contract, as directed by the Contract Owner.
Underlying Fund or Portfolio Company — A portfolio of an open-end management investment company that is registered with the SEC in which the Division invests.
Valuation Date — A day on which the New York Stock Exchange is open for business. The value of each Subaccount is determined as of the close of the New York Stock Exchange on such days.
Valuation Period — The period between the end of one Valuation Date and the end of the next Valuation Date.

Variable Annuity — An Annuity with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
Written Request — Written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Administrative Office.
You, Your —  In this Prospectus, depending on the context, “You” may mean either the owner of the Contract or the Participant or Annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for annuities funding certain 403(a), 401(k) and 401(a) plans and Tax Sheltered Annuities (“TSAs”) under which the employer retains certain rights, “You” means the trustee or employer. Under annuities funding certain 403(a), 401(k), 401(a) plans and TSAs where the Participant or Annuitant is allowed to choose among investment choices, “You” means the Participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, “You” means the Participant who has received such Contract or cash distribution. The terms “TSA” and “403(b)” are synonymous wherever they appear in this Prospectus and Statement of Additional Information.
Your Account —  Accumulation Units credited to You under this Contract.

OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is intended for retirement savings or other long-term investment purposes. This version of the Contract is only available in New York State. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers a death benefit to protect your designated beneficiaries. The Contract also provides tax deferred accumulation of assets as well as favorable tax treatment of insurance proceeds. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
The Contract has two phases: (i) the accumulation phase or “pay-in” phase; and (ii) the income phase or “payout” phase.
(1)
Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your purchase payments in:
●
Portfolio Companies, each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
●
a Registered Fixed Account Option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio Company including its fund type, advisers and any subadviser as well as current expenses and certain performance information is included in Appendix A.
(2)
Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Account Value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits terminate upon annuitization.
During the accumulation phase generally, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal, presumably when You are in a lower tax bracket. The payout phase occurs when You begin receiving payments from your Contract. The amount of money You accumulate in your Contract determines the amount of income (Annuity Payments) You receive during the payout phase.
During the payout phase, You may choose one of a number of Annuity options. You may receive Annuity Payments in the form of a Variable Annuity, a Fixed Annuity or a combination of both. If You elect Variable Annuity Payments, the dollar amount of your payments may increase or decrease. Once You choose your Annuity options and begin to receive payments, it cannot be changed.

Contract Features
Gold Track Select provides for variable annuity payments that begin at the Maturity Date (Annuity Commencement Date). Variable annuity payments fluctuate with the investment results of the Portfolio Companies. (See “Annuity Payments.”)
Your Contract includes a basic death benefit that will pay your designated beneficiaries the Contract Value at the time of your death.
The death benefit applies before the payout phase upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming You are the Annuitant, if You die before You move to the payout phase, the person You have chosen as your Beneficiary will receive a death benefit. There is no death benefit after the payout phase begins; however, depending on the Annuity option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed Annuity Payments) will be paid to your Beneficiary (see “Death Proceeds After the Maturity Date” for more information). The death benefit paid depends on your age at the time of your death. We calculate the death benefit value at the close of the business day on which our Administrative Office receives Due Proof of Death. Any amount paid will be reduced by any applicable Premium Tax, outstanding loans or surrenders not previously deducted. (Please refer to the “Death Benefit” section of the Prospectus for more details).
Accessing Your Money
Until you annuitize, you have full access to your money. You can choose to withdraw your Account Balance at any time prior to the Annuity Commencement Date (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2).
Tax Treatment
You can transfer money between investment options without tax implications. You are taxed only when: (1) You make a withdrawal; (2) You receive an income payment from the Contract; or (3) upon payment of a death benefit.
Additional Features and Dollar Cost Averaging
You may select from among additional features to help You manage your money based on your risk tolerance and savings goals. Some of the options will incur a charge.
The Systematic Withdrawal feature available under the Contracts allows the Contract Owner to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization.
We may administer loan programs made available through plans or group arrangements for certain Deferred Annuities. Loans will incur a $75 loan initiation fee and a $50 annual maintenance fee per loan outstanding.
At no additional charge, the Contract offers an automated transfer privilege referred to as dollar cost averaging. Under this feature you may request that a certain amount of your Account Balance be transferred on the same day each month, prior to annuitization, from the Divisions of your choice and/or the Registered Fixed Account Option to one or more of the other Divisions and/or Registered Fixed Account Option subject to limitations (see “Dollar Cost Averaging” later in this Prospectus). If you terminate your participation in automated investment strategies which have allocations to specific Divisions, You will remain invested in the same Divisions until You request allocations to different Divisions.
The Variable Liquidity Benefit is an option that provides the ability to take additional withdrawals during the income phase. Charges may apply for such distributions.
Automatic rebalancing allows for a specific allocation to be selected that will automatically be adjusted on a regular basis to the allocation specified at the time the rebalancing request is received.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are there Charges or Adjustments for Early Withdrawals?
Yes. If You withdraw money from the Contract less than 10 Contract
Years after You purchased the Contract, You may be assessed a withdrawal charge of up to 5% of Contract Value withdrawn.
For example, if You make an early withdrawal, You could pay a withdrawal charge of up to $5,000 on a $100,000 investment.
Fees
Are there Transaction Charges?
Yes. In addition to withdrawal charges, You also may be charged for other transactions such as charges for transferring Account Value among Divisions, between the Divisions and the Registered Fixed
Account Option, taking a loan, making a withdrawal under the
Variable Liquidity Benefit as well as any applicable premium tax charge.
Although we do not currently charge a fee for transfers of Account
Value among Divisions or between the Divisions and the Registered
Fixed Account Option, we reserve the right to restrict the number of transfers and impose a transfer fee of $10 for each transfer.
Fees

FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are there Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract	0.30%(1)	1.30%(1)
	Portfolio fees and expenses	0.28%(2)	1.37%(2)
(1)
As a percentage of your Contract Value. The maximum Base
Contract fee consists of a maximum Mortality & Expense Risk
Charge of 1.20% and a maximum Administrative Charge of
0.10%.
(2)
As a percentage of average daily net assets of the Portfolios.

Because your Contract is customizable, the choices You make affect how much You will pay. To help understand the cost of owning your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$609	$2,804
Assumes:
● Investment of $100,000
● 5% annual appreciation
● Least expensive Portfolio fees
and expenses
● No optional benefits
● No sales charges
● No additional purchase
payments, transfers or
withdrawals
Assumes: ●Investment of $100,000 ● 5% annual appreciation ● Most expensive Portfolio fees and expenses ● No sales charges ● No additional purchase payments, transfers or withdrawals
	RISKS	LOCATION IN PROSPECTUS
Is there a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not
appropriate for an investor who needs ready access to cash.
● Amounts withdrawn from the Contract may result in surrender charges, tax, and tax penalties.
● Withdrawal charges may apply for up to 9 Contract years after You purchase the Contract. Withdrawal charges will reduce the value of your Contract if You withdraw money during that time.
● The benefits of tax deferral mean that the Contract is more beneficial to investors with a long time horizon.
● Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them. You may also have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract

RISKS	LOCATION IN PROSPECTUS
What are the Risks Associated with the Investment Options?
● An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
● Each investment option (including under the Registered Fixed
Account Option) will have its own unique risks.
●  You should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract (including under the Registered
Fixed Account Option) is subject to the risks related to the
Company. Any obligations, guarantees, or benefits, including any death benefit, are subject to the claims-paying ability of the
Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account.
However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting
https://www.metlife.com/about-us/corporate-profile/ratings.
Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Are there Restrictions on the Investment Options?
Yes. Although we do not currently charge a fee for transfers among
Divisions or between the Divisions and the Registered Fixed Account
Option, we reserve the right to impose a transfer fee of $10 for each transfer. We reserve the right to add, remove or substitute Portfolios.
The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we
determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Transfers
	TAXES	LOCATION IN PROSPECTUS
What are the Contract's Tax Implications?
● You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
● There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
● If your Contract was purchased through a tax-qualified plan or
IRA, withdrawals will be subject to ordinary income tax. If your
Contract is not tax-qualified, earnings on your Contract will be subject to ordinary income tax when You withdraw them. You may also have to pay a penalty if You take a withdrawal before age
59 1∕2.
Federal Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Other Information - Distribution of the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one You own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for You to purchase the new contract rather than continue to own your existing
Contract.
Miscellaneous Contract Provisions - Contract Exchanges
FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Account Value between investment options. State premium taxes may also be deducted.
Transaction Fees
Withdrawal Charge (as a percentage of the amount withdrawn)(1)	5%
Transfer Fee(2)	$10
Loan Initiation Fee(3)	$75
Variable Liquidity Benefit Charge(4)	5%
Premium Tax Charges(5)	3.50%
(1)
The charge is calculated according to the following schedule:
Contract Year	Withdrawal Charge
0-2	5%
3-4	4%
5-6	3%
7-8	2%
9 and Later	0%
For Contracts issued to deferred compensation Plans, tax deferred Annuity Plans and combined Qualified Plans/tax-deferred Annuity Plans, there is currently a 10% free withdrawal allowance (based upon Account Value as of the previous Contract anniversary) available each year after the first Contract Year.
(2)
Although we do not currently charge a fee for transfers among Divisions or between the Divisions and the Registered Fixed Account Option, We reserve the right to restrict the number of transfers and impose a transfer fee of $10.

(3)
Loans will be charged an initial set-up fee of $75.
(4)
As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.
(5)
Premium taxes if applicable, depend on the Contract You purchased and your home state or jurisidiction and range from 0% to 3.50% of Account Value (or, if applicable, purchase payments).
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, not including Portfolio fees and expenses.
Annual Contract Expenses
Base Contract Expenses (as a percentage of average daily net assets of the Separate Account)*	1.30%
Loan Maintenance Fee (per loan outstanding paid quarterly)	$50
*
This percentage is the maximum percentage which may be charged. The maximum Base Contract Expenses consist of a maximum Mortality & Expense Risk Charge of 1.20% and a maximum Administrative Charge of 0.10%.
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that You own the Contract. Expenses may change over time and may be higher or lower in the future. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found in “Appendix A - Investment Options Available Under the Contract”at the back of this Prospectus.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of daily net assets) Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.28%	1.37%
Certain Portfolios that have “Acquired Fund Fees and Expenses” may be “fund of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
Examples
The Examples are intended to help You compare the cost of investing in the Divisions with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Contract Expenses and Annual Portfolio Company Expenses.
The Examples assume all Account Value is allocated to the Divisions. Your costs could differ from those shown below if you invest in the Registered Fixed Account Option.
The Examples assume that You invest $100,000 in the Separate Account of the Contract for the time periods indicated and that there are no exchanges or other transactions. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses), a maximum separate account charge of 1.30%, and the Variable Liquidity Benefit (optional benefit) (maximum) and the least expensive combination of Annual Portfolio

Company Expenses without the optional benefit (minimum). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$7,570	$11,500	$16,192	$28,704
Minimum	$6,480	$8,199	$10,641	$17,381

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,570	$7,900	$13,492	$28,704
Minimum	$1,480	$4,599	$7,941	$17,381
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Market Risk. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Early Withdrawal Risk. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If You withdraw early, You may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if You are younger than age 59 1∕2. Withdrawal Charges may apply to any withdrawal made less than 9 Contract years after You purchased the Contract. Withdrawal Charges will reduce the value of your Contract if You withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolio Companies. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Registered Fixed Account Option investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio Company. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolios You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolio Companies available under your Contract is available in Appendix A to this Prospectus.
Contract Termination. Subject to certain limitations, if your Account Balance falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.
Insurance Company Risk. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Registered Fixed Account Option), guarantees, or benefits, including any death benefit, are subject to the financial strength and claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Contract Changes Risk. Subject to applicable law, we have the right to make certain changes to your Contract. Examples of the changes we may make include: (i) operating the Separate Account in any form permitted by law; (ii) taking any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted; (iii) transferring any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or adding, combining or removing Divisions in the Separate Account; (iv) substituting Portfolio shares in any Division, with the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law; (v) changing the way we assess charges, but without increasing the maximum aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Contracts; and (vi) making any necessary technical changes in the Contracts in order to conform with any of the above-described actions.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one You own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Internal Revenue Code (the “Code”) relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult their own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Contract Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Pandemics and Other Public Health Issues and Other Events. Pandemics and other public health issues or other events, and governmental, business and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife’s investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife and MetLife is obligated to pay all amounts promised to you under the Contracts, subject to its financial strength and claims-paying ability.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the contracts issued from this Separate Account. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by our parent company, MetLife, Inc., or by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolio Companies offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
THE ANNUITY CONTRACT AND YOUR RETIREMENT PLAN
If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices as described in this Prospectus are subject to the Plan’s terms. For example, limitations on Your rights may apply to Divisions, Purchase Payments, withdrawals, transfers, loans, the death benefit and Annuity options.
The Contract may provide that a Plan administrative fee will be paid by making a withdrawal from Your Account Value. Also, the Contract may require that You or Your Beneficiary obtain a signed authorization from Your employer or the Plan Administrator to exercise certain rights. We may rely on Your employer’s or the Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts. We are not a party to Your employer’s retirement Plan. We will not be responsible for determining what Your Plan says. You should consult the Contract and Plan document to see how You may be affected.
Plan Terminations
Upon termination of a retirement plan, Your employer is generally required to distribute Your Plan benefits under the Contract to You.
This distribution is in cash or direct rollover to another employer plan or IRA. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable withdrawal charges. Outstanding loans, if available, will be satisfied (paid) from Your cash benefit prior to its distribution to You. In addition, Your cash distributions are subject to withholding, ordinary income tax and applicable federal income tax penalties. (See “Federal Tax Considerations”) Withdrawal charges will be waived if the net distribution is made under the exceptions listed in the “Withdrawal Charge” section of the Prospectus.
THE ANNUITY CONTRACT
Gold Track Select Annuity is a Contract between the Contract Owner and the Company. This is the Prospectus — it is not the Contract. The Prospectus describes all material features of the Contract. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When You receive your Contract, We suggest You read it promptly and carefully. This Prospectus describes all the material features of the Contract.

We encourage You to evaluate the fees, expenses, benefits and features of this Annuity Contract against those of other investment products, including other annuity products offered by Us and other insurance companies. Before purchasing this or any other investment product You should consider whether the product You purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how You intend to use the Annuity.
You make Purchase Payments to us, and we credit them to your Contract. We promise to pay You an income, in the form of Annuity Payments, beginning on a future date that You choose, the Maturity Date (referred to as “Annuity Commencement Date” in your Contract). The Purchase Payments accumulate tax-deferred in the investment options of your choice. We offer multiple Divisions, and one Registered Fixed Account Option. The Contract Owner assumes the risk of gain or loss according to the performance of the Divisions. The Account Balance is the amount of Purchase Payments, plus or minus any investment experience on the amounts You allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts You allocate to the Registered Fixed Account Option (“Registered Fixed Account Option Value”). The Account Balance also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Account Balance will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each twelve-month period following the Contract Date is called a Contract Year.
Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that You must send written information to our Administrative Office in a form and content satisfactory to us.
The Contract is currently available for use in connection with qualified retirement Plans (which include Contracts qualifying under Sections 401 and 403, of the Code). Purchase of this Contract through a tax-qualified retirement Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if You are purchasing this Contract through a Plan, You should consider purchasing this Contract for its death benefits, Annuity option benefits, and other non-tax-related benefits. You should consult with Your financial adviser to determine if this Contract is appropriate for You.
Contract Owner Inquiries
Any questions You have about your Contract should be directed to our Administrative Office at (800) 560-5001.
Allocated Contracts
A group allocated Contract will cover all present and future Participants under the Contract. A Participant under an allocated Contract receives a Certificate that evidences participation in the Contract.
Unallocated Contracts
We offer unallocated Annuity Contracts, designed for use with certain Qualified Plans where the employer has secured the services of a TPA.
The Contracts will be issued to an employer or the trustee(s) or custodian of an employer’s Qualified Plan. All Purchase Payments are held under the Contract, as directed by the Contract Owner. There are no Individual Accounts under the unallocated Contracts for individual Participants in the Qualified Plan.

Purchase Payments
Your purchase payments will be invested in the investment options that you choose.
The minimum Purchase Payment allowed is an average of $1,000 annually per individual Certificate or $10,000 annually per group Contract. The initial Purchase Payment is due and payable before the Contract becomes effective. We may refuse to accept total Purchase Payments over $3,000,000. Purchase Payments may be made at any time while the Annuitant is alive and before Annuity Payments begin.
We will apply the initial Purchase Payment within two business days after we receive it at our Administrative Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days of our receipt, we will return the Purchase Payment in full, unless You specifically consent for us to keep it until You provide the necessary information.
We accept Purchase Payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money.”)
We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if received in Good Order by our Administrative Office by 4:00 p.m. Eastern Time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the SEC). If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We will provide You with the address of our Administrative Office to which subsequent Purchase Payments are to be sent.
If You send subsequent Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to your Contract.
Accumulation Units
The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. Each Division has a corresponding Accumulation Unit Value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Portfolio, and the deduction of Separate Account charges shown in the Fee Table in this Prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each Division (or taken from each Division) by the value of its Accumulation Unit next determined after receipt of a Purchase Payment or transfer request (or withdrawal request). Normally we calculate the value of an Accumulation Unit for each Division as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), You are credited with Annuity Units.
Valuation of Assets
Divisions of the Portfolios. The value of the assets of each Division is determined as of 4:00 p.m. Eastern Time on each business day. A business day is any day the New York Stock Exchange is open. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Accumulation Unit Value. The value of the Accumulation Unit for each Division was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Division from one Valuation Period to the next. The net investment factor for a Division for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Division at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Portfolio’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000035616 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
The Divisions of the Portfolio Companies
You choose the Divisions to which You allocate your Purchase Payments. Allocation of all Purchase Payments must be in whole dollar amounts or in full percentages. For example, You may not allocate 33 1∕3% of your Purchase Payment to any Division. From time to time we may make new Divisions available. The Divisions in the Separate Account invest in the Portfolio Companies. You are not investing directly in the Portfolio Company. Each Portfolio Company is a portfolio of an open-end management investment company that is registered with the SEC under the 1940 Act. These Portfolio Companies are not publicly offered and are only offered through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Portfolio Company.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio Company. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Divisions of the Portfolio Companies You have chosen.
If investment in the Portfolio Companies or a particular Portfolio Company is no longer possible and, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute a Portfolio Company or Portfolio Companies without your consent. The substituted Portfolio Company may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, We will not make such substitution without any necessary approval of the SEC and the New York Department of Financial Services. Furthermore, we may close Portfolio Companies to allocations of Purchase Payments, Contract Value, or both, at any time in our sole discretion.
Payments We Receive. As described under “Portfolio Selection” below, an investment adviser or subadviser of a Portfolio Company, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company’s role as an intermediary with respect to the Portfolio Companies. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio Company assets. Contract Owners, through their indirect investment in the Portfolio Companies, bear the costs of these advisory fees (see the Portfolio Companies' prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the Portfolio Companies attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of an a Portfolio Company or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts. Underlying investment managers or sub-investment managers may have an incentive to promote their underlying funds at these sales meetings and thereby receive greater compensation based on assets under management.
As of December 31, 2024, approximately 86% of Portfolio assets held in Separate Accounts of MetLife and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolio Companies in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolio Companies which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolio Companies have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio Company 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (See “Fee Table —  Annual Portfolio Company Expenses Fees and Expenses” and “Other Information — Distribution of the Contracts.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised or sub-advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised or sub-advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Balance if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Balance to such Portfolios.
Account Value allocated to a Division will vary based on the investment experience of the corresponding Portfolio in which the Division invests. There is a risk of loss of the entire amount invested. Information regarding the Portfolio Companies available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment advisers and its fees. You may obtain a Portfolio prospectus by calling (800) 560-5001 or through your registered representative. We do not guarantee the investment results of the Portfolios.
Portfolio’s fees and expenses are contained in the prospectus for each Portfolio. Current prospectuses for the Portfolios can be obtained at no cost by calling (800) 560-5001 or on-line at https://dfinview.com/metlife/tahd/MET000259 or by sending an email request to RCG@metlife.com. Please read the prospectuses carefully before making your allocations to the Divisions.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the Portfolios You have chosen.
The current Portfolios are listed on Appendix A — Investment Options Available Under the Contract .
Investment Choices Which Are Fund of Funds
The following Portfolios available within the Brighthouse Funds Trust I and Brighthouse Funds Trust II are “fund of funds”:
Freedom 2020 Portfolio
Freedom 2025 Portfolio
Freedom 2030 Portfolio
Freedom 2040 Portfolio
Freedom 2050 Portfolio
Freedom 2055 Portfolio
Freedom 2060 Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio

Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Aggressive Allocation Portfolio
American Funds® Moderate Allocation Portfolio
MetLife Multi-Index Targeted Risk Portfolio
“Fund of funds” portfolios invest substantially all of their assets in other portfolios. Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds portfolios. The expense levels will vary over time, depending on the mix of portfolios in which the fund of funds portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the Portfolios instead of investing in the fund of funds Portfolio, if such Portfolios are available under the Contract. However, only some of the Portfolios are available under the Contract.
CHARGES AND DEDUCTIONS
General
We deduct charges for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:
●
the ability for You to make withdrawals and surrenders under the Contracts;
●
the death benefit paid on the death of the Contract Owner or Annuitant;
●
the available Divisions and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs);
●
administration of the Annuity options available under the Contracts; and
●
the distribution of various reports to Contract Owners.
Costs and expenses we incur include:
●
losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
●
sales and marketing expenses including commission payments to your sales representative (where applicable); and
●
other costs of doing business.
Risks we assume include:
●
that Annuitants may live longer than estimated when the Annuity factors under the Contracts were established;
●
that the amount of the death benefit will be greater than the Contract Value; and
●
that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.
We may also deduct a charge for any applicable premium taxes.

Unless otherwise specified, charges are deducted proportionately from all Divisions in which You are invested.
We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which Purchase Payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.
Withdrawal Charge
The withdrawal charge is imposed to compensate us for issuance of the Contract. We do not deduct a charge from Purchase Payments when they are made under the Contract. However, when withdrawn, we may charge a withdrawal charge on the amount withdrawn, as negotiated. Any withdrawal charge, penalty tax and withholding will be deducted from either the amount withdrawn or from the remaining Contract Value, as requested by You. The withdrawal charge is 5% of the amount withdrawn in the first two Contract Years, up to 4% in Contract Years three and four, up to 3% in Contract Years five and six, up to 2% in Contract Years seven and eight and 0% beginning in Contract Year nine. Any applicable withdrawal charge will not exceed 8.5% of the aggregate amount of the Purchase Payments made. For any amounts withdrawn, we will withdraw amounts not subject to a withdrawal charge first.
The withdrawal charges can be reduced if we anticipate we will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of TPAs. When considering a change in the withdrawal charges, we will take into account:
(a)
the expected level of initial agent or the Company involvement during the establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan;
(b)
Contract Owner, agent or TPA involvement in conducting ongoing enrollment of subsequently eligible Participants;
(c)
the expected level of commission we may pay to the agent or TPA for distribution expenses; and
(d)
any other factors that we anticipate will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.
We may not assess a withdrawal charge if a withdrawal is made under one of the following circumstances:
●
retirement of Participant;
●
severance from employment by Participant;
●
loans (if available);
●
hardship (as defined by the Code) suffered by the Participant;
●
death of Participant;
●
disability (as defined by the Code) of Participant;

●
return of Excess Plan Contributions;
●
required minimum distributions;
●
transfers to an Employee Stock Fund;
●
certain Plan expenses, as mutually agreed upon;
●
annuitization under this Contract or another contract issued by Us;
●
for 403(b) arrangements, 401(k) Plans, 401(a) Plans and 403(a) arrangements, direct transfers to another funding vehicle or Annuity contract issued by us or by one of our affiliates and we agree; or
●
to avoid required Federal income tax penalties (this waiver only applies to amounts required to be distributed under the Code from this Contract.)
For Section 401(a) Plans with less than 50 Participants at the time of sale, highly compensated employees, as defined by the Code, Purchase Payments during the first five Contract Years may be subject to withdrawal charges for all distributions listed above except loans and return of Excess Plan Contributions.
For unallocated Contracts, we make the deductions described above pursuant to the terms of the various agreements among the custodian, the principal underwriter, and us.
Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
Free Withdrawal Allowance
For Contracts in use with deferred compensation Plans, the tax deferred Annuity Plans and combined Qualified Plans/tax-deferred Annuity Plans, there is currently a 10% free withdrawal allowance (based upon Account Balance as of the previous Contract anniversary) available each year after the first Contract Year. The available withdrawal amount will be calculated as of the first Valuation Date of any given Contract Year. The free withdrawal allowance applies to partial withdrawals of any amount and to full surrenders.
Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on any withdrawal if the Contract Owner is under age 59 1∕2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.
Transfer Charge
We currently do not charge for transfers. We reserve the right to assess a transfer charge of up to $10 for each transfer. We will notify You in writing at your last known address at least 31 days before we impose any such transfer charge.
Mortality and Expense Risk Charge
Each business day, we deduct a mortality and expense risk (“M&E”) charge from your assets allocated to the Divisions. We reflect the deduction in our calculation of Accumulation and Annuity Unit Values. The charges stated

are the maximum for this product. This charge is currently up to 1.20% annually. The M&E charge, together with the Administrative Charge are collectively referred to as "Base Contract Expenses" in “Additional Information about Fees.”
Administrative Charge
We deduct this charge each business day from your assets allocated to the Divisions in the Separate Account in order to compensate the Company for certain administrative and operating expenses. The charge is 0.10% annually of the daily net asset value of each Division You have assets allocated. This charge is assessed during the Accumulation and Annuity Periods.
As discussed below, the level of the administrative expense charge is subject to negotiation. In determining the level of the administrative charge, we consider certain factors including, but not limited to, the following:
(a)
The size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will make Purchase Payment allocations electronically;
(b)
Determination of our anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Contract Value; and
(c)
TPA and/or agent involvement.
Portfolio Expenses
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies. Please review the Prospectus for each Portfolio for a more complete description of that fund and its expenses. Portfolio expenses are not fixed or guaranteed and are subject to change by the Portfolios.
Variable Liquidity Benefit Charge
If the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn during the Annuity Period. This charge is not assessed during the Accumulation Period.
We will assess the charge as a percentage of the total benefit received as follows:
Contract Year	Withdrawal Charge
0-2	5%
3-4	4%
5-6	3%
7-8	2%
9 and later	0%
Please refer to “Variable Liquidity Benefit” section for a description of this benefit.

TPA Administrative Charges
We may be directed by the Contract Owner to deduct charges from Purchase Payments or Contract Value for payment to the Contract Owner, the TPA and/or other specified party. We will send these fees directly to the party specified by the Contract Owner. These charges are not separately levied by the Contract and are not subject to withdrawal charges. Such charges may include maintenance fees, transaction fees, recordkeeping and other administrative fees.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to Purchase Payments, Account Balances and death benefits. In most jurisdictions, We currently do not deduct any money from Purchase Payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity taxes”) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, depend on the Contract purchased and your home state or jurisdiction and range from 0 to 3.50% of Account Value (or if applicable, purchase payments).
We also reserve the right to deduct from Purchase Payments, Account Value, withdrawals or annuity payment, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Contract. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income withholdings on withdrawals and annuity payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contract. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
If there is any change in a law assessing taxes against the Company based upon Purchase Payments, Contract gains or value of the Contract, we reserve the right to charge You proportionately for this tax.
Loan Fees
We make available loans. If your Plan or group of which You are a Participant or member permits loans and You take an loan, there is a $75 Loan Initiation Fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Division and the Registered Fixed Account Option in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

TRANSFERS
Subject to the limitations described below, You may transfer all or part of your Contract Value between Divisions at any time up to 30 days before the Maturity Date. After the Maturity Date, You may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Administrative Office that are in Good Order before the close of the New York Stock Exchange will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the New York Stock Exchange will be processed based on the value(s) next computed on the next business day.
We reserve the right with 30 days advance written notice to restrict transfers from the Divisions to the Registered Fixed Account Option whenever the credited interest rate on the Registered Fixed Account Option is equal to the minimum guaranteed interest rate specified under the Contract. We will provide advance written notice if this restriction is subsequently lifted.
Currently, there are no charges for transfers. Although we do not currently charge a fee for transfers among Divisions, we reserve the right to restrict the number of transfers and impose a transfer fee of $10 for each transfer. Since each Portfolio may have different overall expenses, a transfer of Contract Value from one Division to another could result in your investment becoming subject to higher or lower expenses.
Also, when making transfers, You should consider the inherent risks associated with the Divisions to which your Contract Value is allocated.
You may also transfer between the Divisions and the Registered Fixed Account Option; however, no transfers are allowed between the Registered Fixed Account Option and any Competing Fund. Amounts previously transferred from the Registered Fixed Account Option to the Divisions may not be transferred back to the Registered Fixed Account Option or any Division investing in Competing Funds for a period of at least three months from the date of the transfer. Amounts previously transferred from a Competing Fund to a Division, which is not a Competing Fund, may not be transferred to the Registered Fixed Account Option for a period of at least three months from the date of the transfer.
Restrictions on Transfers
Restrictions on Frequent Transfers. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. We monitor transfer activity in those Monitored Portfolios:
●
American Funds Global Growth Fund
●
American Funds Growth Fund
●
American Funds Growth-Income Fund

●
BlackRock High Yield Portfolio
●
Brighthouse Small Cap Value Portfolio
●
CBRE Global Real Estate Portfolio
●
ClearBridge Variable Small Cap Growth Portfolio
●
Harris Oakmark International Portfolio
●
Invesco Global Equity Portfolio
●
Invesco Small Cap Growth Portfolio
●
JPMorgan Small Cap Value Portfolio
●
Macquarie VIP Small Cap Value Series
●
MetLife MSCI EAFE® Index Portfolio
●
MetLife Russell 2000® Index Portfolio
●
MFS® Research International Portfolio
●
Neuberger Berman Genesis Portfolio
●
SSGA Emerging Markets Enhanced Index Portfolio
●
T. Rowe Price Small Cap Growth Portfolio
●
Templeton Developing Markets VIP Fund
●
Templeton Foreign VIP Fund
●
Western Asset Management Strategic Bond Opportunities Portfolio
We monitor transfer/reallocation activity in the Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, We currently monitor transfer/reallocation activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more “round-trips” of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next seven calendar days, or a transfer out followed by a transfer in within the next seven calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.
We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds® requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds® restrictions. There is no guarantee that this process will detect all Contract Owners whose transfer/reallocation activity in the American Funds portfolios violates the monitoring policy.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future transfer/reallocation requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six month period; a third occurrence will result in the permanent imposition of this restriction.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of an individual Contract Owner, and to execute instructions from the Portfolio to restrict or prohibit further Purchase Payments or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocations policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement Plans or Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance Contracts and/or individual retirement Plan Participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement Plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer activity relating to other insurance companies and/or retirement Plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers. Large transfers/reallocations may increase brokerage and administrative costs of the Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades/reallocations, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
You may also transfer between the Registered Fixed Account Option and the non-competing Divisions at least once every six months, provided no more than 20% of the Registered Fixed Account Option Contract Value is transferred out in any Contract Year. It is important to note that it will take over ten years (assuming no additional Purchase Payments or transfers into the Registered Fixed Account Option and discounting any accrued interest) to make a complete transfer of your balance from the Registered Fixed Account Option because of the transfer allowance restriction indicated above. This is because the 20% transfer allowance is based on a declining Contract Value in the Registered Fixed Account Option rather than withdrawals based upon a fixed number of years. For example (based on the assumptions above), if your initial Contract Value in the Registered Fixed Account Option is $100, the 20% transfer allowance only allows You to transfer up to $20 that Contract Year. If You transfer the maximum transfer allowance that Contract Year, You may only transfer up to $16 the following Contract Year based on the 20% transfer allowance of the $80 Contract Value remaining in the Registered Fixed Account Option for such Contract Year. It is important to consider when deciding to invest in the Registered Fixed Account Option whether this 20% transfer allowance restriction fits your risk tolerance and time horizon. Amounts previously transferred from the Registered Fixed Account Option to the Divisions may not be transferred back to the Registered Fixed Account Option for a period of at least three months from the date of the transfer. Please refer to Your Contract for restrictions on transfers to and from the Registered Fixed Account Option.
ACCESS TO YOUR MONEY
Before Your Maturity Date, we will pay all or any portion of your Cash Surrender Value to the Contract Owner or to You, as provided in the Plan. A Contract Owner’s account may be surrendered for cash without the consent of any Participant, as provided in the Plan. You may submit a written withdrawal request, which must be received at our Administrative Office on or before the Maturity Date, that indicates that the withdrawal should be processed as of the Maturity Date, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the Maturity Date.

We may defer payment of any partial withdrawal or Cash Surrender Value for up to seven days after we receive the request in Good Order. The Cash Surrender Value equals the Contract Value less any applicable withdrawal charge, and outstanding loans. The Cash Surrender Value may be more or less than the Purchase Payments made depending on the Contract Value at the time of surrender.
We may withhold payment of Cash Surrender Value or loan proceeds if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimilie (also referred to as “fax”), email, the Internet or other means of communication to verify that payment from the Contract Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
If your Contract is issued as part of a 403(b) Plan, there are restrictions on your ability to make withdrawals from your Contract. You generally may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless You are (a) age 59 1∕2; (b) no longer employed; (c) deceased; (d) disabled; or (e) experiencing a financial hardship. You should consult with your tax adviser before making a withdrawal from your Contract. Similar restrictions may apply if your Contract is part of a 401 Plan.
Loans
We administer loan programs made available through Plans or group arrangements for certain Contracts. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your Plan or group arrangement on a pro-rata basis from the source(s) of money the Plan or group arrangement permits to be borrowed (e.g., money contributed to the Plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Division and the Registered Fixed Account Option in which You then have a balance consisting of these sources of money.
Loan repayments will be allocated on a pro-rata basis into the Divisions and the Registered Fixed Account Option in which You have a balance. Loan repayment periods, repayment methods, interest rate, any restrictions on transfers or withdrawals from the Contract, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
OWNERSHIP PROVISIONS
Types of Ownership
Contract Owner
If a group “allocated” Contract is purchased, we issue Certificates to the individual Participants. If a group unallocated Contract is purchased, we issue only the Contract. Where we refer to “You,” we are referring to the Contract Owner, or to the group Participant, as applicable. There can only be one Contract Owner.
You receive all payments while the Annuitant is alive unless You direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

Beneficiary
You name the Beneficiary in a Written Request. The Beneficiary has the right to receive any remaining contractual benefits upon the death of the Annuitant or Contract Owner. If more than one Beneficiary survives the Annuitant, they will share equally in benefits unless we receive other instructions by Written Request before the death of the Annuitant or Contract Owner.
Unless You have named an irrevocable Beneficiary, You have the right to change any Beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of two to five years from the contract’s Maturity Date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your Beneficiary designations, including complete contact information, if and as it changes. Please call (800) 560-5001 to make such changes.
Annuitant
The Annuitant is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Basic Death Benefit
The Contract’s Death
Proceeds prior to age
75 are the greater of:
(1) the sum of all
purchase payments
adjusted for any
premium tax,
outstanding loan
amount, and prior
partial withdrawals; or
(2) your current
Account Balance. The
Contract's Death
Proceeds on or after
age 75 is your current
Account Balance.
		Standard	None	● Withdrawals or loans could significantly reduce the benefit.
Dollar Cost Averaging	Allows You to invest a fixed amount of money in certain Divisions each month, theoretically giving You a lower average cost per unit over time than a single one-time purchase.	Standard	None
●You must have a
minimum total
Account Value of
$5,000 to enroll in
the DCA Program.
● The minimum
amount that may be
transferred through
this program is $400.
● Under the DCA
Program, automated
transfers from the
Registered Fixed
Account Option may
not deplete your
Registered Fixed
Account Option
value in less than
twelve months from
your enrollment in
the DCA Program.

Automatic Rebalancing	You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.	Standard	None

Name of Benefit*	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Systematic Withdrawal Option	Before the Maturity Date, You can arrange to have money sent to You at set intervals throughout the year.	Standard	None
● Any applicable
income and penalty
taxes will apply on
amounts withdrawn.
Withdrawals in
excess of any annual
free withdrawal
allowance may be
subject to a
withdrawal charge.
● To elect systematic
withdrawals You
must have an
Account Value of at
least $5,000
●Withdrawals must be
at least $50.

Variable Liquidity Benefit	If the Annuitant becomes totally disabled, the rider provides that the Company will make monthly purchase payments under the Contract	Optional	5%(1)	● Available only with the Variable Annuity option “Payments for a Fixed Period of 120, 180 or 240 Months without Life Contingency.”
1
Upon annuitization, if You have elected the Variable Liquidity Benefit, a maximum charge of 5% of the amounts withdrawn will be assessed. Please refer to the “The Annuity Period” section for a description of this benefit.
*
If your annuity was issued in connection with an employer plan, you should check with your employer regarding the availability of riders.
Dollar Cost Averaging
Dollar Cost Averaging or the pre-authorized transfer program (the “DCA Program”) allows You to transfer a set dollar amount to certain Divisions on a monthly or quarterly basis during the Accumulation phase of the Contract. Using this method, You will purchase more Accumulation Units in a Division if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, You may achieve a lower-than-average cost per unit in the long run if You have the financial ability to continue the program over a long enough period of time. Dollar Cost Averaging does not assure a profit or protect against a loss.
You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.
You may establish pre-authorized transfers of Contract Value from the Registered Fixed Account Option subject to certain restrictions. Under the DCA Program, automated transfers from the Registered Fixed Account Option may not deplete your Registered Fixed Account Option value in less than twelve months from your enrollment in the DCA Program.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the DCA Program will be credited with the non-program interest rate then in effect for the Registered Fixed Account Option.
You may start or stop participation in the DCA Program at any time, but You must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you terminate your participation in automated investment strategies which have allocations to specific Divisions, You will remain invested in the same Divisions until You request allocation to different Divisions.
You may only have one DCA Program in place at one time. We will allocate any subsequent Purchase Payments We receive within the program period selected to the current Divisions over the remainder of that program transfer period, unless You direct otherwise.
All provisions and terms of the Contract apply to the DCA Program, including provisions relating to the transfer of money between Divisions. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.
We may terminate your participation in the DCA Program upon notification of your death.
For example, if You elected the Dollar Cost Averaging and selected $12,000 of Account Value to be transferred from one specified Division to another specified other Divisions that you choose, over a 12 month period we will transfer $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing
This investment strategy allows You to automatically reallocate your Account Value among the elected Divisions to return the allocation to the percentages You specify. This rebalancing occurs annually after the close of business on your Contract anniversary or after the close of business on the next business day following your Contract anniversary should your Contract anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if You allocated 25% to each among four Divisions, at close of business on the next business day following your Contract anniversary should your Contract anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that 25% of your Contract's Account Value is in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the Contract.
Systematic Withdrawals
Before the Maturity Date, You may choose to withdraw a specified dollar amount (at least $50) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable withdrawal charge. To elect systematic withdrawals You must have a Account Balance of at least $5,000 and You must make the election on the form we provide. We will surrender Accumulation Units pro rata from all Divisions and the Registered Fixed Account Option in which You have an interest, unless You instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but You must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place. We will also discontinue systematic withdrawals upon notification of your death.
We reserve the right to discontinue offering systematic withdrawals.
For example, if You elect that you want to receive systematic withdrawals of $50 per month You will receive these payments until You decide you want to terminate the systematic withdrawal or until there is no more Account Balance.
Each systematic withdrawal is subject to federal income taxes on the taxable portion, and may be subject to withdrawal charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Participant is under age 59 1∕2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.
DEATH BENEFIT
Before the Maturity Date, a death benefit is payable when either the Annuitant or a Contract Owner dies. The death benefit is calculated at the close of the business day on which our Administrative Office receives Due Proof of Death and instructions for payment in Good Order (“Death Report Date”). Until the Beneficiary (or the first Beneficiary, if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risks.
We will pay this benefit upon receiving Due Proof of Death along with a Written Request noting the Account Value and the total Purchase Payments attributable to You under the Contract. In addition, we will require copies of records and any other reasonable proof we find necessary to verify the Account Balance and total Purchase Payments attributable to the Participant under the unallocated Contract.
Death Benefit Proceeds Prior to the Maturity Date
Allocated Contract. If You die before the Maturity Date and before reaching age 75, the death benefit payable will be the greater of:
(a)
Your Account Value; or
(b)
the total Purchase Payments in your Account Value, less any applicable Premium Tax, minus outstanding loan amounts and prior withdrawals (including any applicable previously imposed withdrawal charges) as of the date we receive Due Proof of Death.
If You die on or after age 75 and before the Maturity Date, we will pay the Beneficiary the Account Value, less any applicable Premium Tax or outstanding loan amounts as of the date we receive Due Proof of Death.
Unallocated Contract. (This death benefit is available only with our consent and by endorsement to the Contract.) The unallocated Contract provides that, in the event You die before the selected Maturity Date, or your attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of:
(a)
the Account Value attributable to You; or
(b)
the total Purchase Payments attributable to You, less any applicable Premium Tax, minus any outstanding loan amounts and prior surrenders as of the date we receive Due Proof of Death.

If You die on or after attainment of age 75 and before the Maturity Date, we will pay the Beneficiary the Account Value attributable to the Participant under the Contract, less any applicable Premium Tax and any outstanding loan balance (if applicable) as of the date we receive Due Proof of Death.
For example, if You die before reaching age 75 prior to the Maturity Date with an Account Value of $100,000 and total Purchase Payments of $80,000 we will pay the Beneficiary $100,000 less any Premium Tax, outstanding loans and prior withdrawals.
For example, if You die on or after age 75 before the Maturity Date with an Account Value of $100,000 we will pay the Beneficiary $100,000 less any Premium Tax, outstanding loans and prior withdrawals.
Payment of Proceeds
We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in lump sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.
If we are notified of your death before any requested transaction is completed (which may include transactions under the DCA Program, automatic rebalancing program and systematic withdrawals), we may cancel the request. As described above, the death benefit is determined on the Death Report Date.
Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Mandatory Payout Rules Apply*
Owner/Annuitant	The Beneficiary (ies), or if none, to the Contract Owner’s estate.	Yes
Beneficiary	No death proceeds are payable; Contract continues.	N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.	N/A
*
For deaths or annuitizations on or before 12/31/19 certain payout rules of the Code are triggered upon the death of the Contract Owner. Non-spousal Beneficiaries (as well as spousal Beneficiaries who choose not to assume the Contract) must begin taking distributions based on the Beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within five years of death. If mandatory distributions have begun, the five year payout option is not available For deaths or annuitizations after 12/31/19 spousal Beneficiaries and other Eligible Designated Beneficiaries must begin taking distributions based on his/her life expectancy within one year of death or take a complete distribution of the Contract proceeds within ten (10) years of death. Non-Eligible Designated Beneficiaries must take a complete distribution of the Contract proceeds within ten (10) years of death.
Death Proceeds after the Maturity Date
If the Annuitant dies on or after the Maturity Date, the Company will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity or income option then in effect. We will pay the death benefit to the Contract Owner, or the Beneficiary, as provided in the Plan.

Total Control Account
If your Contract was issued in connection with a 403(b) Plan, your Beneficiary may elect to have the Contract’s death benefit proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. For Contracts issued in connection with a 403(b) Plan, You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You, subject to our current established administrative procedures and requirements.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Variable Liquidity Benefit
This benefit is only offered with the Variable Annuity option “Payments for a Fixed Period of 120, 180 or 240 Months without Life Contingency.”
The variable liquidity benefit is an option that provides the ability to take additional withdrawals during the annuitization phase. For example, any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). If a Contract Owner is currently receiving income payments, they may take a distribution outside the scope of their annuitization. A withdrawal charge of up to 5% may apply for any such distribution from the Contract. The interest rate used to calculate the present value is a rate 1% higher than the assumed (daily) net investment factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.
THE ANNUITY PERIOD
Maturity Date
Under the Contract, You can receive regular income payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among income plans (Annuity options). While the Annuitant is alive, You can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Certificate unless it has been fully surrendered or the proceeds have been paid to the Beneficiary before that date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period or fixed amount. We may require proof that the Annuitant is alive before Annuity Payments are made.

You may choose to annuitize at any time after You purchase the Contract. Certain Annuity options taken at the Maturity Date may be used to meet the required minimum distribution requirements of federal tax law, or a program of partial withdrawals may be used instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner or, with Qualified Contracts, upon either the later of the Contract Owner’s attainment of age 72 (70 1∕2 if you were 70 1∕2 before January 1, 2020) or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of required minimum distributions.
If the Contract has no Maturity Date specified, the automatic Maturity Date for each Certificate will be the greater of when the Annuitant reaches age 90 or ten years after the Certificate Date. Additionally, to the extent permitted by law, at least 30 days before the original Maturity Date, You may change the Maturity Date by Written Request up to any time prior to the Annuitant’s 90th birthday, or ten years after the Certificate Date, or if we agree, to a later date not to exceed the Annuitant’s 95th birthday, subject to laws and regulations then in effect and our approval. Individuals taking required minimum distributions are allowed to go beyond the maximum Maturity Date.
Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit.
Allocation of Annuity
You may elect to receive your Annuity Payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. If, at the time Annuity Payments begin, You have not made an election, we will apply your Account Value to provide an Annuity funded by the same Divisions and/or the Registered Fixed Account Option as You have selected during the Accumulation Period. You must select an income payment option upon the Maturity Date. If you do not choose an income payment option, the default income payment type is a Lifetime Income Annuity with a Guarantee Period of 10 years. At least 30 days before the Maturity Date, You may transfer the Contract Value among the Divisions and the Registered Fixed Account Option in order to change the basis on which We will determine Annuity Payments. (See “Transfers.”) Once Annuity Payments have begun, no further transfers are allowed.
Variable Annuity
You may choose an Annuity payout that fluctuates depending on the investment experience of the Divisions. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Division by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the Annuity Period.
Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If You elect a Variable Annuity, the amount we apply to it will be the Account Value as of 14 days before the date Annuity Payments begin, less any applicable Premium Taxes not previously deducted.
The amount of your first monthly payment depends on the Annuity option You elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the Maturity Date) by the number of thousands of dollars of Contract Value You apply to that Annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your Net Investment Rate. Your Net Investment Rate of 3.0% corresponds to an annual interest rate of 3.0%. This means that if the annualized investment performance, after expenses, of your Divisions is less than 3.0%, then the dollar amount of your Variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Divisions is greater than 3.0%, then the dollar amount of your Variable Annuity Payments will increase.
Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable Divisions. The total amount of each Annuity Payment will equal the sum of the basic payments in each Division. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each Division by the corresponding Annuity Unit Value as of the date 14 days before the date the payment is due.
Fixed Annuity
You may choose a Fixed Annuity that provides payments that do not vary during the Annuity Period. We will calculate the dollar amount of the first Fixed Annuity Payment (as described under “Variable Annuity”), except that the amount we apply to begin the Annuity will be your Contract Value as of the date Annuity Payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first Fixed Annuity Payment will be determined using the Life Annuity Tables in effect for the same class of Contract Owners on the Maturity Date.
Election of Options
Any amount distributed from the Contract may be applied to any one of the Annuity options described below. The minimum amount that can be placed under an Annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.
Election of any of these options must be made by Written Request to our Administrative Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:
(a)
Your name, address, date of birth, social security number;
(b)
the amount to be distributed;
(c)
the Annuity option which is to be purchased;
(d)
the date the Annuity option payments are to begin;
(e)
if the form of the Annuity provides a death benefit in the event of your death, the name, relationship and address of the Beneficiary as designated by You; and
(f)
any other data that we may require.
The Beneficiary, as specified in item (e) above, may be changed by You or the Annuitant as long as we are notified by Written Request while the Annuitant is alive and before payments have begun. If the Beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the Beneficiary. After we receive the Written Request and the written consent of the Beneficiary (if required), the new Beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment we made before the Written Request.
Retired Life Certificate
We will issue to each person to whom Annuity benefits are being paid under the Contract a Certificate setting forth a statement in substance of the benefits to which such person is entitled under the Contract.

Annuity Options
Under a qualified retirement Plan, the Annuitant’s sex will not be taken into account in calculating Annuity Payments. Annuity rates will not be less than the rates guaranteed by the Contract at the time of purchase for the Net Investment Rate and Annuity option elected. Due to underwriting, administrative or Code considerations, the choice of percentage reduction and/or the duration of the guarantee period may be limited.
Your income payment amount will depend upon your choice; we will not make that decision for You. For lifetime options, the age of the Annuitant will also be considered. For example, Annuity options that guarantee payments for two lifetimes (joint and last survivor) will result in smaller payments than Annuity options with payments for only one lifetime. Annuity options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Option 2, as defined below) result in payments that are smaller than with Annuity options without such a guarantee (such as Option 1, Option 4 or Option 5, as defined below). In addition, to the extent the Annuity option has a guarantee period, choosing a shorter guarantee period will result in each payment being larger. Generally, if more than one frequency is permitted under your Contract, choosing less frequent payments will result in each Annuity payment being larger. The following income payment types are currently available and once elected You may not make withdrawals from the income option (unless otherwise permitted, for example if You elect the Variable Liquidity Option). We may make other options available from time to time. You must select an income payment option upon the Maturity Date. If you do not choose an income payment option, the default income payment type is a Lifetime Income Annuity with a Guarantee Period of 10 years.
Option 1 — Life Annuity/No Refund. A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.
Option 2 — Life Annuity With 120, 180 or 240 Monthly Payments Assured. An Annuity payable monthly during the lifetime of the Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then we will continue to make payments to the designated Beneficiary during the remainder of the period.
Option 3 — Life Annuity — Cash Refund. We will make monthly Annuity Payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a Variable Annuity:
(a)
is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment; and
(b)
is
(1)
the number of Annuity Units represented by each payment; times
(2)
the number of payments made;
and for a Fixed Annuity:
(a)
is the Account Value applied on the Maturity Date under this option; and
(b)
is the dollar amount of Annuity Payments already paid.

Option 4 — Joint and Last Survivor Life Annuity. Monthly Annuity Payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.
Option 5 — Joint and Last Survivor Annuity — Annuity Reduced on Death of Primary Payee. Monthly Annuity Payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.
On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.
Option 6 — Payments for a Fixed Period of 120, 180, or 240 Months without Life Contingency. We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated Beneficiary during the remainder of the period. Please note that Option 6 may not satisfy the required minimum distribution rules for Qualified Contracts. Consult a tax adviser before electing this option.
Option 7 — Other Annuity Options. We will make other arrangements for Annuity Payments as may be mutually agreed upon by You and us.
MISCELLANEOUS CONTRACT PROVISIONS
Right to Return
For allocated Contracts in use with deferred compensation Plans, tax-deferred Annuity Plans, and combined qualified Plans/tax deferred Annuity Plans, You may return the Contract for a full refund of the Account Value plus any Contract charges and Premium Taxes You paid (but not any fees and charges the Underlying Fund assessed) within ten (10) days after You receive it (the “right to return period”). Upon exercise of the right to return, We refund all of Your Purchase Payments allocated to the Registered Fixed Account Option.
Termination of Allocated Contracts
For purposes of the following discussion, “You” and “Your” refer to the group Contract Owner.
Under the allocated Contracts, if the Account Value in a Participant’s individual account is less than the termination amount as stated in your Contract, we reserve the right to terminate that account and move the Contract Value of that Participant’s individual account to your Account.
Any Account Value to which a terminating Participant is not entitled under the Plan will be moved to your Account at your direction.
However, if You are the Participant and the Plan determines to terminate the Contract at a time when You (the Participant) have a guaranteed amount under any death benefit that is greater than the Account Value, You (the Participant) forfeit any guaranteed amount You (the Participant) have accrued under the death benefit upon termination of the Contract.

If the Contract is discontinued because of Plan Termination and the Plan certifies to us that the Plan Termination is the result of the dissolution or liquidation of the employer under US Code Title 11 procedures, the Cash Surrender Value may be distributed directly to the employees entitled to share in such distributions in accordance with the Plan relating to Plan Termination. Distribution may be in the form of cash payments, Annuity options, or deferred annuities. For all 403(b) non-ERISA Plans, You must provide notice to, and receive consent from, all Contract Owners under this Contract for this distribution. If consent is not obtained and if the Contract has been issued to a non-ERISA 403(b) Plan, we will not accept any additional Purchase Payments under the Contract or issue new Certificates, but Certificates under the Contract, including any Registered Fixed Account Option Contract rider, will continue.
If the Plan is terminated or the Contract is discontinued by You for any other reason, then upon discontinuance of the Contract the following rules apply.
On the date we receive your Written Request to discontinue the Contract, or we receive notice that is satisfactory to us of Plan Termination, we will:
(a)
accept no further payments for this Contract or Certificate;
(b)
pay You, or the Participant, if so authorized, the Cash Surrender Value of the Divisions of the Contract and Certificates; and
(c)
pay You, or the Participant, if so authorized, any Registered Fixed Account Option values of the Contract and Certificate, as described in the Registered Fixed Account Option Rider and the Prospectus for the Registered Fixed Account Option, if applicable.
We reserve the right to discontinue this Contract if:
(a)
the Account Value of the Contract is less than the termination amount; or
(b)
we determine that the Plan or administration of the Plan is not in conformity with applicable law.
Within 31 days after we notify You in writing of our intent to discontinue the Contract, we will:
(a)
accept no further payments for this Contract or Certificates (if the Contract has been issued to a non-ERISA 403(b), we will not accept any additional Purchase Payments under the Contract or issue new Certificates, but Certificates under the Contract, including any Registered Fixed Account Option rider, will continue.); and
(b)
pay You, the Account Value of the Contract and Certificates.
For allocated Contracts, we will pay the Account Value to the Participant, or the Contract Owner, if we terminate the Certificate and/or the Contract if the Account Value is below the termination amount.
If this Contract is discontinued, we will distribute the values as applicable under the terms described above to You, or the Participants if so authorized, at the most current address available on our records. Discontinuance of this Contract will not affect payments we are making under any Annuity options which began before the date of discontinuance.
Contract Exchanges
(a)
You may transfer all or any part of your Account’s Cash Surrender Value from any Division to any contract not issued by us. Such transfers may be subject to a withdrawal charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the individual account’s Cash Surrender Value from the Divisions and the Registered Fixed Account Option to any contract not issued by us.

(b)
Under specific conditions, we may allow You to transfer to this Contract, funds held by You in another group Annuity contract issued by us or to transfer amounts from this Contract to another contract issued by us without applying a withdrawal charge to the funds being transferred. Once the transfer is complete and we have established an account for You at your direction, a new withdrawal charge may apply, as described in the new Contract.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Registered Fixed Account Option may be delayed up to six months.
We may also suspend or postpone payment for a withdrawal or income payment when we have a reasonable belief that the payment being requested is connected to financial exploitation of a Specified Adult. A Specified Adult is a person who is age 65 or older or a person aged 18 or older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. If we reasonably suspect financial exploitation of a Specified Adult, we will place a temporary hold on the payment, transfer the amount of the payment to the Fixed Account and provide notification to you, the Trusted Contact Person(s) on file and any other party authorized to make transactions under the Contract that a hold has been placed on the payment(s) pending further investigation. A Trusted Contact Person is the person or persons designated by you as a person we may contact should we not be able to contact you or if you are a Specified Adult and we reasonably believe or suspect that you have or are being financially exploited. The Trusted Contact Person may be changed by you by contacting our Administrative Office. We may hold the payment for up to 15 business days (or longer under certain conditions) after the temporary hold was placed while we conduct further investigation, unless the period is extended by a regulator or court order.
Misstatement
We may require proof of age of the Owner, Beneficiary or Annuitant before making any payments under this Contract that are measured by the Owner’s, Beneficiary’s or Annuitant’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.
Once Annuity Payments have begun, any overpayments or underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states we are required to pay interest on any underpayments.
Changes to Your Contract
We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of Contract Owners or would be appropriate in carrying out the purpose of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the change we may make include:
- To operate the Separate Account in any form permitted by law.

- To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.
- To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
- To substitute for the Portfolio shares in any Division, the shares of another class or shares of another investment company or any other investment permitted by law.
- To change the way we assess charges, but without increasing the maximum aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Contract.
- To make any necessary technical changes in the Contract in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Divisions in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of the Divisions. We will notify You of any changes to the Separate Account.
FEDERAL TAX CONSIDERATIONS
Introduction
The following is a brief summary of some tax rules and includes information about different types of tax markets and benefits, not all of which may be available under the Contract, as applicable. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your MetLife annuity contract (“Contract”). Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (“ERISA”).
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract, until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract, is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract, will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract, as an agent for the exclusive benefit of a natural person.
In contrast, a Contract, owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract, as applicable, in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural owner and any annual increase in the Contract value will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract, or surrender your Contract, prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1∕2, unless an exception applies.
Exceptions include, but are not limited to, distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated beneficiary, or
(c) under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the substantially equal periodic payments (“SEEP”) exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract, has been purchased with an Optional Two-Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract, charges attributable to the guaranteed death benefits are to be treated as distributions from the Contract, to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased any Guaranteed Withdrawal Benefit (“GWB”) where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Contract value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Contract value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Contract value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)

MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract, (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of ownership of the Contract or the designation of an Annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, owners of variable annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract, is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract further annuity payments are fully taxable.

If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract allows, You may elect to convert less than the full value of your Contract, to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract or Deferred Annuity and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract thus requiring payout of any remaining interest in the Contract within five years of a Contract owner’s death (or the primary annuitant’s death where the Contract owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if a Contract owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of a Contract owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or governmental plans under 457(b)), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident may be subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract, may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to the guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth account earnings can be received free of Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Contract value.
If You have purchased any Guaranteed Withdrawal Benefit or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Contract value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Contract value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1∕2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1∕2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a) on account of your death or disability, or
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions to the Federal income tax penalty for early distributions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. Federal tax law limits You to making only one 60-day rollover from an IRA to another IRA in any 12-month period and the limit is applied across all IRAs that You own, including SEP, SIMPLE, and Roth IRAs. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received:
(a) to meet minimum distribution requirements,
(b) for financial hardship, or
(c) for a period of ten or more years or for life.

20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the applicable withholding amount.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Start Date).
If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract owner. If your Contract permits, your beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1∕2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be fully distributed to designated beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date. In addition, if Your death occurs on or after Your Annuity Start

Date, designated beneficiaries must also take an annual required minimum distribution beginning in the first calendar year after the calendar year of Your death. Separate rules apply to a designated beneficiary who is an Eligible Designated Beneficiary.
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1) Your surviving spouse;
(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
(3) a chronically ill individual as defined by the Code; or
(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your Contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached your Required Beginning Date.
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1st following the latter of:
(a) the calendar year in which You reach your Required Beginning Date (as defined by Section 401(a)(9) of the Code), or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1st of the year after You reach your Required Beginning Date even if You have not retired.

Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year following the year in which You reach your Required Beginning Date) in order to satisfy the requirement for the applicable tax year.
A Federal tax penalty may apply if the amount distributed to You for the tax year under any tax qualified plan (as defined earlier) is less than Your required minimum distribution amount.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of retirement accounts while You are alive do not apply to Roth accounts. However, in general, the post-death rules with respect to required minimum distributions do apply to beneficiaries of Roth accounts.
Additional Information Regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If You have compensation, you can continue to make purchase payments after beginning required minimum distributions if your Contract permits. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1∕2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits, including any death benefit in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Contract value at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1∕2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b) Is exchanged to another permissible investment under your 403(b) plan;
c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g) Relates to rollover or after-tax contributions; or
h) Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Accordingly, if You are considering taking a withdrawal prior to age 59 1∕2, please consult your tax adviser to determine whether an exception applies to your particular situation.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust, all of the participants of which are Puerto Rico residents may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i)(1) of ERISA as such trust will be treated for purposes of the Code Section 501(a) as a trust described in Code Section 401(a). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.

Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from employment or termination of a retirement plan will generally be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
Distributions of retirement income made to a Non-Resident of Puerto Rico by a dual qualified retirement plan (qualified under the U.S. Internal Revenue Code and the 2011 PR Code) funded through a U.S. situs trust will not be subject to Puerto Rico income tax. The State Taxation of Pension Act of 1995 appears to preempt the 2011 PR Code from the imposition of any income tax to distributions to individuals who are not residents of Puerto Rico even if such individuals performed services covered by a retirement plan in Puerto Rico while they were Puerto Rico residents. However, in order for such exemption to be available, the Puerto Rico Treasury requires the participant to submit to his/her employer either: (i) IRS Form 8898 (Statement for Individuals Who Begin or End Bona Fide Residence in a U.S. Possession); or (ii) a Sworn Statement including certain personal information directed to establish his/her residence in a State within the continental U.S.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account (IRA) for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
OTHER INFORMATION
Financial Statements
The financial statements of the Separate Account and the financial statements of MetLife are located in the Statement of Additional Information.

Distribution of the Contracts
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts.) MLIDC does not retain any fees under the Contracts.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800) 289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Contracts are sold through unaffiliated broker-dealers, registered with the SEC as broker-dealers under the Exchange Act and members of FINRA. The Contracts may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge under the Contracts. MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Contracts, the maximum gross dealer concession is 4.75% of each purchase payment. The gross dealer concession applies each year the Contract is in force and, starting in the second Contract Year, is a maximum of 0.9% of the Contract Value each year that the Contract is in force for servicing the Contract.
We may make payments to MLIDC that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for MLIDC’s management team, advertising expenses, and other expenses of distributing the Contracts. MLIDC’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with MLIDC. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative (where applicable) for further information about what your sales representative (where applicable) and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
From time to time, the Company pays organizations, associations and non-profit organizations fees to sponsor the Company’s variable annuity contracts. We may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from the Company. We also compensate these organizations by funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, We hire organizations to perform administrative services for Us for which they are paid a fee based upon a percentage of the Contract Value their members hold in the Contracts. We also may retain finders and consultants to introduce the Company to potential clients and for establishing and maintaining relationships between the Company and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or Our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Conformity with State and Federal Laws
The laws of the state of New York govern the Contract. Any paid-up Annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state of New York. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.
Voting Rights
The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when a Portfolio solicits proxies in conjunction with a vote of shareholders we are required to obtain from You and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.
Prior to the Annuity Commencement Date, the number of votes as to which You have a right of instruction is determined by applying your percentage interest in a Division to the total number of votes attributable to the Division. After the Annuity Commencement Date, the number of votes attributable to your Contract is determined by applying the percentage interest reflected by the reserve for your Contract to the total number of votes attributable to the Division. After the Annuity Commencement Date the votes attributable to your Contract decrease as reserves underlying the Contract decrease.
In accordance with our view of present applicable law, we will vote shares of the Portfolios at regular and special meetings of the shareholders of the Portfolios in accordance with instructions received from persons having a voting interest in the corresponding Divisions. we will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Portfolios in our own right, we may elect to do so.
The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the Portfolio.

Each person having a voting interest will receive periodic reports relating to the Portfolio(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the Portfolio shares held in the Divisions corresponding to his or her interest.
Third Party Requests
Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Contract Owners, and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about You and your Contract to government regulators.
Legal Proceedings
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000259. You can also request this information at no cost by calling (800) 560-5001, by sending an email request to RCG@metlife.com, or through your registered representative. If your annuity was issued in connection with an employer plan, the availability of Portfolios may vary by employer and you should ask your employer for a list of available Portfolios.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may include. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	American Funds Global Growth Fund* - Class 2 Capital Research and Management CompanySM	0.66%	13.68%	9.76%	10.74%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.59%	31.61%	18.83%	16.58%
US Equity	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.53%	24.23%	13.01%	12.20%
Allocation	American Funds® Aggressive Allocation Portfolio - Class C (formerly known as American Funds® Growth Allocation Portfolio - Class C) Brighthouse Investment Advisers, LLC	0.99%	14.57%	8.76%	8.81%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.96%	11.60%	7.00%	7.21%
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.94%	9.12%	5.44%	5.78%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	1.51%	-0.05%	1.66%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	31.99%	16.00%	15.07%
US Fixed Income	BlackRock High Yield Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.63%	8.42%	4.67%	5.28%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	5.11%	2.34%	1.68%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.98%	13.39%	8.97%	8.74%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.91%	3.85%	2.11%	2.99%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.90%	5.83%	3.75%	4.43%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	7.96%	5.57%	5.96%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.94%	10.80%	7.35%	7.46%
US Equity	Brighthouse Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.08%	8.10%	7.00%	7.82%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	13.86%	8.40%	8.39%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	8.61%	8.97%	10.16%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.69%	21.51%	13.34%	12.29%
Sector	CBRE Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.65%	0.66%	1.87%	3.38%
US Equity	ClearBridge Variable Appreciation Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.70%	22.65%	12.78%	11.99%
US Equity	ClearBridge Variable Dividend Strategy Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.75%	16.85%	10.85%	10.64%
US Equity	ClearBridge Variable Large Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.74%	27.89%	14.75%	14.58%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
US Equity	ClearBridge Variable Small Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.80%	4.50%	5.39%	7.93%
US Equity	Contrafund® Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.81%	33.45%	16.74%	13.33%
Target Date	Freedom 2020 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.71%	7.40%	4.89%	5.76%
Target Date	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.73%	8.28%	5.52%	6.27%
Target Date	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.76%	9.14%	6.25%	7.03%
Target Date	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.84%	12.81%	8.83%	8.68%
Target Date	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	13.55%	9.06%	8.79%
Target Date	Freedom 2055 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	13.61%	9.07%	—
Target Date	Freedom 2060 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	13.53%	9.08%	—
US Equity	Frontier Mid Cap Growth Portfolio* - Class D Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.79%	17.64%	8.45%	9.80%
International Equity	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	-4.73%	1.84%	3.53%
US Equity	Invesco Comstock Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	14.73%	11.42%	9.39%
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	16.15%	9.43%	9.82%
US Equity	Invesco Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	16.59%	7.46%	8.47%
US Equity	Janus Henderson Enterprise Portfolio - Service Shares Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	30.28%	17.53%	16.37%
US Equity	JPMorgan Small Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.77%	9.20%	8.70%	7.00%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	34.13%	18.04%	11.87%
US Equity	Macquarie VIP Small Cap Value Series§ - Standard Class Delaware Management Company, a series of Macquarie Investment Management Business Trust Subadviser: Macquarie Funds Management HK Ltd.;Macquarie Investment Management Global Limited	0.74%	11.32%	7.15%	7.60%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	0.89%	-0.61%	1.09%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.60%	13.28%	9.72%	9.08%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	3.32%	4.47%	5.04%
Allocation	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.66%	7.48%	2.45%	4.27%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	11.29%	7.27%	7.78%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	24.67%	14.23%	12.82%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	2.95%	3.87%	5.23%
Allocation	MFS® Total Return Portfolio* - Class F Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	7.57%	5.94%	6.29%
US Equity	MFS® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.83%	11.66%	7.96%	8.61%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
US Equity	MFS® Value Portfolio*§ - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	11.91%	8.23%	8.89%
US Equity	Mid Cap Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.82%	17.18%	11.06%	8.94%
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	9.10%	8.58%	9.70%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.81%	2.53%	2.12%	2.26%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.84%	2.43%	-0.14%	1.43%
International Equity	SSGA Emerging Markets Enhanced Index Portfolio*## - Class A Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.66%	11.41%	3.02%	—
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	29.98%	13.12%	13.61%
US Equity	T. Rowe Price Large Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	11.11%	8.41%	8.45%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	13.20%	8.05%	9.82%
International Equity	Templeton Developing Markets VIP Fund*§ - Class 2 Templeton Asset Management Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.36%	7.67%	0.88%	3.98%
International Equity	Templeton Foreign VIP Fund* - Class 2 Templeton Investment Counsel, LLC	1.06%	-1.00%	2.60%	2.38%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.85%	9.78%	10.75%	8.31%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.56%	4.88%	1.01%	2.95%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.50%	2.34%	0.24%	1.19%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
§
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.
##
Prior to the opening of business on April 28, 2025, the SSGA Emerging Markets Enhanced Index Portfolio II (formerly Brighthouse/abrdn Emerging Markets Equity Portfolio) of the Brighthouse Funds Trust I merged with and into the SSGA Emerging Markets Enhanced Index Portfolio of Brighthouse Funds Trust I. Values prior to April 28, 2025 reflect the performance of the SSGA Emerging Markets Enhanced Index Portfolio II.
Registered Fixed Account Option
The Registered Fixed Account option is available under the Contract. Please refer to the prospectus for the Registered Fixed Account option for additional information.

This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information (SAI), which is legally part of this Prospectus.
The SAI includes additional information about the Contracts and the Separate Account. The SAI is available, without charge, upon request. To view and download the SAI, please visit our website https://dfinview.com/metlife/tahd/MET000259. To request a free copy of the SAI or to ask questions or request information, email RCG@metlife.com or contact our Administrative Office or call us at (800) 560-5001.
Reports and other information about the Contracts and the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Managing your variable annuity contract just got easier. We’re excited to share our enhanced website with you. Login or register today at online.metlife.com and enjoy a more convenient way to manage your contract and sign-up for eDelivery!
Edgar ID: C000131795

METROPOLITAN LIFE INSURANCE COMPANY
METROPOLITAN LIFE SEPARATE ACCOUNT E
GOLD TRACK SELECT VARIABLE ANNUITY CONTRACTS
STATEMENT OF ADDITIONAL INFORMATION
FORM N-4 PART B
April 28, 2025
This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date as this Statement of Additional Information for Gold Track Select flexible premium variable annuity contract and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained by visiting https://dfinview.com/metlife/tahd/MET000259, calling (800) 560-5001 or writing us at our Administrative Office.
Unless otherwise indicated, the Statement of Additional Information uses the same defined terms as set forth in the Prospectus. The financial statements comprising each of the Divisions of the Separate Account and the financial statements of the Company are hereby incorporated by reference to the submission form type N-VPFS, File No. 811-04001, filed by the Separate Account with the SEC on April 4, 2025.
SAI-1

Table of Contents

Page
HISTORY	SAI-3
SERVICES	SAI-3
CUSTODIAN	SAI-3
PRINCIPAL UNDERWRITER	SAI-4
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	SAI-4
UNDERWRITING COMMISSIONS	SAI-4
EXPERIENCE FACTOR	SAI-4
ANNUITY PAYMENTS	SAI-4
VOTING RIGHTS	SAI-6
Disregarding Voting Instructions	SAI-6
TAXES	SAI-7
Qualified Annuity Contracts	SAI-7
Types of Qualified Plans	SAI-7
ERISA	SAI-7
Federal Estate Taxes	SAI-8
Generation-Skipping Transfer Tax	SAI-9
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations	SAI-9
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-9
Payment of Proceeds	SAI-9
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-9
FINANCIAL STATEMENTS	SAI-9
SAI-2

HISTORY
Metropolitan Life Separate Account E (the “Separate Account”) is a separate account of Metropolitan Life Insurance Company (the “Company”). The Separate Account was first established on September 27, 1983 and meets the definition of a separate account under the federal securities laws, and complies with the provisions of the Investment Company Act of 1940, as amended. The Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.
Prior to November 17, 2014, the Contract was issued by MetLife Insurance Company of Connecticut (“MICC”).
State Regulation
The Company is subject to the laws of the State of New York governing insurance companies and to regulation by the Superintendent of the Department of Financial Services (“Superintendent”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Superintendent in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Superintendent or his agents at all times, and a full examination of its operations is conducted at least once every four years.
The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.
SERVICES
EMPOWER Retirement, LLC (“EMPOWER”), formerly FAScore LLC (“Fascore”), which has its principal office at 8525 East Orchard Road, Greenwood Village, Colorado 80111, provides recordkeeping services to us in connection with our administration of the Preference Plus, Enhanced Preference Plus, Financial Freedom and Gold Track Select products. EMPOWER is not affiliated with us, the Separate Account or any of our affiliates, including the Contract’s principal underwriter, MetLife Investors Distribution Company (“MLIDC”). We pay EMPOWER for its services an annual base fee and/or annual per participant charge for each plan account under the Contract. EMPOWER also charges us for each loan taken under the Contract a loan initiation fee and loan maintenance fee. The recordkeeping fees for Gold Track Select variable annuity contracts are as follows:
Recordkeeping fees paid to EMPOWER Retirement, LLC in 2024 were $38,231
Recordkeeping fees paid to EMPOWER Retirement, LLC in 2023 were $49,313
Recordkeeping fees paid to EMPOWER Retirement, LLC in 2022 were $50,779
CUSTODIAN
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
SAI-3

PRINCIPAL UNDERWRITER
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
Information about the distribution of the Contracts is contained in the Prospectus. Additional information is provided below. Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC an affiliate of the Company acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter with respect to the Contracts over the past three years.
UNDERWRITING COMMISSIONS
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2024	$9,757	$0
2023	$15,077	$0
2022	$12,701	$0
MLIDC passes through commissions to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with MLIDC, we pay the following sales expenses: compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts. We also pay for MLIDC’s operating and other expenses.
EXPERIENCE FACTOR
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract.
ANNUITY PAYMENTS
At annuitization, the Contract Value is applied toward the purchase of variable annuity payments. The amount of these payments will be determined based on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization; (ii) the assumed investment return selected; (iii) the type of payment option selected, and (iv) the investment performance of the Portfolio selected.
SAI-4

When a variable payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and sex of the Payee. For contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except that we do not take into account the sex of the Payee. The impact of the choice of option and the sex and age of the Payee on the level of annuity payments is described in the prospectus under “Amount of Variable Annuity Payments.”
The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each Division to provide the annuity. This initial payment is converted into Annuity Units, the number of which remains constant. Each annuity payment is in an amount equal to that number of Annuity Units multiplied by the applicable Annuity Unit Value for that payment (described below). The applicable Annuity Unit Value for each Division will change from day to day depending upon the investment performance of the Division, which in turn depends upon the investment performance of the Portfolio in which the Division invests.
The selection of an assumed investment return (“Assumed Investment Return”) will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the experience factor applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual experience factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual factors are equivalent to a net investment return smaller than the Assumed Investment Rate, then the next payment will be smaller than the preceding payment. The definition of the Assumed Investment Return, and the effect of the level of the Assumed Investment Return on the amount of payments is explained in the prospectus under “Amount of Variable Annuity Payments.”
The number of Annuity Units credited under a variable payment option is determined as follows:
(1)
The proceeds under a deferred Contract, or the net purchase payment under an immediate Contract, are applied at the Company’s annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or death proceeds applied will be reduced by any applicable sales charges, administration charges and the amount of any outstanding loan plus accrued interest.)
(2)
The number of Annuity Units is determined by dividing the amount of the initial payment by the applicable Annuity Unit Value(s) next determined following the date of application of proceeds (in the case of a deferred Contract) or net purchase payment.
The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of Annuity Units by the applicable Annuity Unit Value which is determined at least 14 days before the payment is due.
The value of an Annuity Unit for each Division depends on the Assumed Investment Return and on the experience factor applicable at the time of valuation. The initial Annuity Unit Values were set at $1.00 effective on or about the date on which shares of the corresponding Portfolios were first available. The experience factor and, therefore, changes in the value of an Annuity Unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge.
The Annuity Unit Value for each Division is equal to the corresponding Annuity Unit Value for the Division previously determined multiplied by the applicable experience factor for that Division for the Exchange trading day then ended, and further multiplied by the assumed interest factor (“Assumed Interest Factor”) for each day of the Valuation Period. The Assumed Interest Factor represents the daily equivalent of the Contract’s annual Assumed Investment Return. In the calculation of Annuity Unit Values, the Assumed Interest Factor has the effect of reducing the experience factor by an amount equal to the daily equivalent of the Contract’s Assumed Investment Return. The result of this adjustment is that if the experience factor for a Valuation Period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the Annuity Unit Value will increase. If the experience factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the Annuity Unit Value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.
SAI-5

Transfers among the Divisions will be made by converting the number Annuity Units being transferred to the number of Annuity Units of the Division to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.
VOTING RIGHTS
In accordance with our view of the present applicable law, we will vote shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, You have voting interest under the Contracts described in the Prospectus. The number of shares held in each Division deemed attributable to You is determined by dividing the value of Accumulation or Annuity Units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets of that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.
You will be entitled to give instructions regarding the votes attributable to your Contract in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, any other having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Disregarding Voting Instructions
MetLife may disregard voting instructions under the following circumstances: (1) to make or refrain from making any changes in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change n the investment policies or any investment manager or principal underwriter of any Portfolio which may be initiated by those having voting interests boards of directors associated with the underlying Portfolios, provided MetLife’s disapproval of the change is reasonable and, in the case of change investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s investment objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
SAI-6

TAXES
Qualified Annuity Contracts
Annuity Contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract Owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an Annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
403(b) Tax Sheltered Annuity (“TSA”)
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.
457(b) Governmental Sponsor
Established by state and local governments, public schools (K-12), public colleges and universities.
Additional information regarding 457(b) plans
A 457(b) plan may provide a one-time election to make special one-time “catch-up” contributions in one or more of the participant’s last three taxable years ending before the participant’s normal retirement age under the plan. Participants in governmental 457(b) plans may make two types of catch-up contributions, the age 50 or older catch-up and the special one-time catch-up contribution. However, both catch-up contribution types cannot be made in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.
403(a)
If Your benefit under the 403(b) plan is worth more than $5,000, the Code requires that Your annuity protect Your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of Your spouse. In general, designating a beneficiary other than Your spouse is considered a waiver and requires Your spouse’s written consent. Waiving these requirements may cause Your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.
ERISA
If Your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under Your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You elect to:
1.
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during Your lifetime and then make payments reduced by no more than 50% to Your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit
SAI-7

payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
2.
Make certain withdrawals under plans for which a qualified consent is required;
3.
Name someone other than the spouse as your beneficiary; or
4.
Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of Your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by Your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, Your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by Your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $7,000 or less, Your Plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
401(k)	$23,500*	$7,500**
401(a)	(Employer contributions only)
403(b)(TSA)	$23,500*	$7,500**
457(b)	$23,500*	$7,500**

*
If you participate in any other employer plan during the year and have elective salary reductions under those plans, the total amount of salary reduction contributions that you can make to all plans in which you participate is limited to $23,500 in 2025.
**
A higher catch-up contribution limit may apply for employees aged 60, 61, 62 and 63 who participate in these plans. For 2025, this higher catch-up contribution limit is $11,250 instead of $7,500.
Dollar limits are for 2025 and may be subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that annual plan contributions do not to exceed the lesser of $70,000 or 100% of an employee’s compensation for 2025.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
SAI-8

Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from Your contract, or from any applicable payment, and pay it directly to the IRS.
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment of Proceeds
We may withhold payment of surrender proceeds if those proceeds are coming from a Contract Owner’s check or from a purchase payment transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest payments under the Contract. We pay interest on the death benefit proceeds from the date of receipt of documentation we require, in good order, to the date we pay them. Normally we promptly make payments of Account Value. However, we may delay those payments for up to six months for any payments from the Fixed Interest Account. We pay interest in accordance with state insurance law requirements on delayed payments.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities of each of the divisions of Metropolitan Life Separate Account E as of December 31, 2024, the related statements of operations for the year or partial period included within the year ended December 31, 2024, the statements of changes in net assets for each of the years in or partial periods included within the two-year period ended December 31, 2024, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2024, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of the Separate Account and the audited consolidated financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS File No. 811-04001 relating to Class ID #C000131795, filed by the Separate Account with the SEC on April 4, 2025. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Contract.
SAI-9

Part C
Other Information
Item 27. Exhibits
(a)
Resolution of the Board of Directors of Metropolitan Life Insurance Company establishing Separate Account E.
(Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on
Form N-4, File No. 333-198314, filed October 31, 2014.)

(b)		Custodian Agreements. Not applicable.
(c)		Underwriting Contracts.
(c)	(1)
Amended and Restated Principal Underwriting Agreement with MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-4, File No.
333-190296, filed April 23, 2019.)

(c)	(2)
Form of Retail Sales Agreement. (MetLife Investors Distribution Company Retail Sales Agreement 7-1-05)(LTC).
(Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form
N-4, File No. 333-83716, filed April 26, 2006.)

(c)	(3)
Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement). (Incorporated
herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-4, File No.
333-83716, filed April 11, 2013.)

(d)		Contracts, Certificates and Endorsements.
(d)	(1)
Form of Gold Track Select Contract and Contract Schedule (New York Version) (M-14669 (4223)) for use with non-
ERISA 403(b) plans. (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File
No. 333-190296, filed August 1, 2013.)

(d)	(2)
Form of Gold Track Select Certificate and Certificate Schedule (New York Version) (M-14672 (4223)) for use with non-
ERISA 403(b) participants. (Incorporated herein by reference to Registrant's initial Registration Statement on Form
N-4, File No. 333-190296, filed August 1, 2013.)

(d)	(3)
Fixed Account Rider (New York Version) (M-14750A (4223)) for use with non-ERISA 403(b) contracts and certificates.
(Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on
Form N-4, File No. 333-190296, filed November 1, 2013.)

(d)	(4)
Form of Gold Track Select Contract and Contract Schedule (New York Version) (M-14669 (Non-4223)) for use with
ERISA 403(b) and allocated 401 plans. (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)

(d)	(5)
Form of Gold Track Select Certificate and Certificate Schedule (New York Version) (M-14672 (Non-4223)) for use with
ERISA 403(b) and allocated 401 participants. (Incorporated herein by reference to Registrant's initial Registration
Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)

(d)	(6)
Fixed Account Rider (New York Version) (M-14708 (Non-4223)) for use with ERISA 403(b) and allocated 401 contracts and certificates, except those subject to New York Deferred Compensation Board Rules. (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)

(d)	(7)
Form of Gold Track Select Contract and Contract Schedule (New York Version) (M-14634) for use with unallocated 401 plans. (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-
190296, filed August 1, 2013.)

(d)	(8)
Fixed Account Rider (New York Version) (M-22155) for use with unallocated 401 contracts. (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)

(d)	(9)	401(a)/403(a) Plan Endorsement (ML-401-3-NY (5/11)). (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)
(d)	(10)	Roth 401 Endorsement (ML-G-Roth-401 (11/05)). (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)
(d)	(11)	Tax-Sheltered Annuity Endorsement (ML-398-3 (12/08)). (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)
(d)	(12)	Roth 403(b) Endorsement (ML-G-Roth-398 (11/05)). (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)

(d)	(13)	Automatic Rollover Endorsement. (M-22472 (7/13)). (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)
(d)	(14)	Cash Loan Rider (M-22172-A). (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)
(d)	(15)
Death Benefit Endorsement. (M-22120). For use with unallocated 401 contract. (Incorporated herein by reference to
Registrant's initial Registration Statement on Form N-4, File No. 333-190296, filed August 1, 2013.)

(e)	(1)
Master Data Sheet for Gold Track Select (M-21158). (Incorporated herein by reference to Pre-Effective Amendment No.
1 to the Registrant's Registration Statement on Form N-4, File No. 333-190296, filed November 1, 2013.)

(e)	(2)
Enrollment Form for Gold Track Select (M-21018 GTS-PRC). (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registrant's Registration Statement on Form N-4, File No. 333-190296, filed November 1, 2013.)

(e)	(3)
Enrollment Form for Gold Track Select (M-21018 GTS-MLR). (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registrant's Registration Statement on Form N-4, File No. 333-190296, filed November 1, 2013.)

(f)	(1)
Amended and Restated By-Laws of Metropolitan Life Insurance Company (effective December 21, 2023). (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-4, File
No. 333-190296, filed April 22, 2024.)

(f)	(2)
Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016). (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-176654 for Metropolitan Life
Separate Account E on Form N-4 filed on April 21, 2022.)

(g)		Reinsurance Contracts. Not applicable.
(h)	(1)
Fund Participation Agreement among Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts, American Funds Insurance Series, and Capital Research and Management Company (dated April 30,
2001). (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on
Form N-4, File No. 333-52366, filed August 3, 2001.)

(h)	(2)
Amendment No. 1 to Fund Participation Agreement between Metropolitan Life Insurance Company, American Funds
Insurance Series and Capital Research and Management Company dated May 1, 2006, Amendment No. 2 to Participation
Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and
Management Company dated April 28, 2008 and Amendment No. 3 to Participation Agreement between Metropolitan
Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated
November 10, 2008. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement File
No. 333-160722 for Metropolitan Life Separate Account E on Form N-4 filed on November 2, 2009.)

(h)	(3)
Amendment to Fund Participation Agreement among American Funds Insurance Series, Capital Research and
Management Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife
Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company,
New England Life Insurance Company and General American Life Insurance Company (dated April 30, 2010).
(Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form
N-4, File No. 333-83716, filed April 12, 2011.)

(h)	(4)
Amendment No. 4 to Fund Participation Agreement between Metropolitan Life Insurance Company, American Funds
Insurance Series and Capital Research and Management Company dated November 19, 2014. (Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-4, File No. 333-176654,
filed April 13, 2016.)

(h)	(5)
Amendment, dated as of June 7, 2021, to the Fund Participation Agreement, dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts;
American Funds Insurance Series, and Capital Research and Management Company. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-4 (File No. 333-190296) filed on
April 21, 2022.)

(h)	(6)
Form of Fund Participation Agreements between Janus Aspen Series (Institutional and Service Shares) and
Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts (dated April 30, 2004).
(Incorporated herein by reference to Post-Effective Amendment No. 16 to Metropolitan Life Separate Account E's
Registration Statement on Form N-6, File No. 033-57320, filed April 30, 2004.)

(h)	(7)
Amendment No. 2 to Fund Participation Agreements between Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts, and Janus Aspen Series (Institutional & Service Shares), dated April 30, 2004.
(Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL's
Registration Statement on Form N-6, File No. 033-57320, filed April 12, 2012.)

(h)	(8)
Amendment No. 3 to Fund Participation Agreements between Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts, and Janus Aspen Series (Institutional & Service Shares), dated November 25, 2013.
(Incorporated herein by reference to Post-Effective Amendment No. 1 to Metropolitan Life Separate Account E's
Registration Statement on Form N-4, File No. 333-190296, filed April 17, 2014.)

(h)	(9)
Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
Franklin Templeton Distributors, Inc., Metropolitan Life Insurance Company, and Metropolitan Life Insurance Company,
as Distributor dated May 1, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's
Registration Statement on Form N-4, File No. 333-190296, filed April 22, 2024.)

(h)	(10)
Amendment No. 1, dated as of May 1, 2007, to the Participation Agreement, dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration
Statement on Form N-4, File No. 333-190296, filed on April 21, 2022.)

(h)	(11)
Amendment No. 2, dated as of November 10, 2008, to the Participation Agreement, dated May 1, 2004, as amended and restated, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
Metropolitan Life Insurance Company and MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration
Statement on Form N-4, File No. 333-190296, filed on April 21, 2022.)

(h)	(12)
Amendment No. 3 to the Participation Agreement, dated May 1, 2004, as amended and restated, by and among Franklin
Templeton Insurance Products Trust, Franklin/Templeton Distributors, Inc., Metropolitan Life Insurance Company and
MetLife Investors Distribution Company on behalf of itself and certain of its separate accounts. (effective October 5,
2010). (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account
UL's Registration Statement on Form N-6, File No. 033-57320, filed April 14, 2011.)

(h)	(13)
Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance
Products Trust, Franklin/Templeton Distributors, Inc., Metropolitan Life Insurance Company, MetLife Investors
Distribution Company on behalf of itself and certain of its separate accounts, dated December 2, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No.
333-190296, filed April 17, 2014.)

(h)	(14)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/
Templeton Distributors, Inc. Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts, and MetLife Investors Distribution Company, on behalf of itself and certain of its separate accounts. (effective
August 1, 2014). (Incorporated herein by reference to Post-Effective Amendment No. 8 to Metropolitan Life Separate
Account UL's Registration Statement on Form N-6, File No. 333-147508, filed April 14, 2016.)

(h)	(15)
Amended and Restated Participation Agreement dated January 26, 2018 among Fidelity Variable Insurance Products
Fund, Fidelity Distributors Corporation and Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts. (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration
Statement on Form N-4, File No. 333-190296, filed April 10, 2018.)

(h)	(16)
Fund Participation Agreement between Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts, and Delaware VIP Trust (dated April 30, 2004) (Incorporated herein by reference to Post-Effective
Amendment No. 16 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6, File No. 033-57320,
filed April 30, 2004.)

(h)	(17)
Amendment, dated November 11, 2013, to Participation Agreement, dated May 14, 2004, among Delaware VIP Trust,
Delaware Management Company, Delaware Distributors, L.P., and Metropolitan Life Insurance Company. (Incorporated
herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No.
333-190296, filed April 17, 2014.)

(h)	(18)
Participation Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust,
Legg Mason Investors Services, LLC, Legg Mason Partners Fund Advisor, LLC and Metropolitan Life Insurance Company,
on behalf of itself and certain of its separate accounts, made and entered into January 1, 2009; and Amendment No. 1 to the Participation Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income
Trust, Legg Mason Investors Services, LLC, Legg Mason Partners Fund Advisor, LLC and Metropolitan Life Insurance
Company, on behalf of itself and certain of its separate accounts, made and entered into September 30, 2009.
(Incorporated herein by reference to Pre-Effective Amendment No. 1 to Metropolitan Variable Annuity Separate
Account II's Registration Statement on Form N-4, File No. 333-161093, filed November 2, 2009.)

(h)	(19)
Amendment to Participation Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners
Variable Income Trust, Legg Mason Investors Services, LLC, Legg Mason Partners Fund Advisor, LLC and Metropolitan
Life Insurance Company made and entered into on April 30,2010. (Incorporated herein by reference to Post-Effective
Amendment No. 24 to Metropolitan Variable Annuity Separate Account UL's Registration Statement on Form N-6, File
No. 033-57320, filed April 14, 2011.)

(h)	(20)
Amendment No. 3 to the Participation Agreement among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust,
Legg Mason Investors Services, LLC, and Legg Mason Partners Fund Advisor, LLC (dated December 1, 2013).
(Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL's
Registration Statement on Form N-6, File No. 033-57320, filed April 11, 2014.)

(h)	(21)
Participation Agreement, dated March 6, 2017, by and among Brighthouse Funds Trust I, Metropolitan Life Insurance
Company on behalf of itself and certain of its separate accounts, Brighthouse Investment Advisers, LLC, and
Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's
Registration Statement on Form N-4, File No. 333-176654, filed April 12, 2017.)

(h)	(22)
Amendment dated January 1, 2021 to the Participation Agreement with Brighthouse Funds Trust I, Metropolitan Life
Insurance Company on behalf of itself and certain of its separate accounts, Brighthouse Investment Advisers, LLC, and
Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's
Registration Statement on Form N-4, File No. 333-83716, filed April 28, 2021.)

(h)	(23)
Participation Agreement, dated March 6, 2017, by and among Brighthouse Funds Trust II, Metropolitan Life Insurance
Company on behalf of itself and certain of its separate accounts, Brighthouse Investment Advisers, LLC, and
Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's
Registration Statement on Form N-4, File No. 333-176654, filed April 12, 2017.)

(h)	(24)
Amendment dated January 1, 2021 to the Participation Agreement with Brighthouse Funds Trust II, Metropolitan Life
Insurance Company on behalf of itself and certain of its separate accounts, Brighthouse Investment Advisers, LLC, and
Brighthouse Securities, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's
Registration Statement on Form N-4, File No. 333-83716, filed April 28, 2021.)

(i)		Administrative Contracts. Not applicable.
(j)		Other Material Contracts. Not applicable.
(k)		Opinion of Counsel. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-190296, filed November 1, 2013.)
(l)		Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(m)		Omitted Financial Statements. Not applicable.
(n)		Initial Capital Agreements. Not applicable.
(o)		Form of Initial Summary Prospectuses. Not applicable
(p)	(i)
Powers of Attorney for Carla A. Harris, Carlos M. Gutierrez, Cheryl Wray Grisé, David Herzog, Denise Mullen Morrison,
Diana McKenzie, Edward Joseph Kelly, III, John McCallion, Mark Weinberger, Michel Khalaf, Robert Glenn Hubbard and
William Earl Kennard for Metropolitan Life Insurance Company and its designated Separate Accounts. (Incorporated herein by reference to Form S-3 Registration Statement File No. 333-268428 filed on November 17, 2022.)

(p)	(ii)
Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to Form S-3A Registration Statement File No. 333-268428 filed on
March 27, 2023.)

(p)	(iii)
Power of Attorney for Laura Hay for Metropolitan Life Insurance Company and its designated Separate Accounts.
(Incorporated herein by reference to Post-Effective Amendment No. 13 the Registrant's Registration Statement on Form
N-4, File No. 333-190296, filed April 22, 2024.)

(p)	(iv)	Power of Attorney of Toby Srihiran-Brown for Metropolitan Life Insurance Company and its designated separate accounts. (Filed herewith.)
(q)		Letter Regarding Change in Certifying Accountant. Not applicable.
(r)		Historical Current Limits on Index Gains. Not applicable.

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Item 28. Directors and Officers of the Insurance Company
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard 200 Park Avenue New York, NY 10166	Chairman of the Board and Director
Michel A. Khalaf 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez 200 Park Avenue New York, NY 10166	Director
Carla Harris 200 Park Avenue New York, NY 10166	Director
Laura J. Hay 200 Park Avenue New York, NY 10166	Director
David L. Herzog 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson 200 Park Avenue New York, NY 10166	Director
Edward J. Kelly, III 200 Park Avenue New York, NY 10166	Director
William E. Kennard 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison 200 Park Avenue New York, NY 10166	Director
Mark A. Weinberger 200 Park Avenue New York, NY 10166	Director

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Bryan E. Boudreau	Executive Vice President & Chief Actuary
Marlene Debel	Executive Vice President and Chief Risk Officer
Monica Curtis	Executive Vice President and Chief Legal Officer and Head of Government Relations
John D. McCallion	Executive Vice President and Chief Financial Officer
John A. Hall	Executive Vice President and Treasurer
William C. O'Donnell	Executive Vice President, Chief Financial Officer, U.S., MetLife Holdings
Bill Pappas	Executive Vice President, Global Technology & Operations
Toby Srihiran-Brown	Executive Vice President and Interim Chief Accounting Officer
Ramy Tadros	Regional President, U.S. Business and Head of MetLife Holdings

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2024
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2024. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	ML 225 6th Street Member LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MetLife 500 Canal Street Member LLC (DE) - This entity is wholly owned by Metropolitan Life Insurance Company
	6.	ML Bellevue Member LLC (DE)
	7.	ML Clal Member, LLC (DE) - 50.1% of ML Clal Member, LLC is owned by Metropolitan Life Insurance Company and 49.9% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
	8.	CC Holdco Manager, LLC (DE)
	9.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	10.	6104 Hollywood, LLC (DE)

11.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
12.	MetLife Securitization Depositor LLC (DE)
13.	WFP 1000 Holding Company GP, LLC (DE)
14.	MTU Hotel Owner, LLC (DE)
15.	MetLife Water Tower Owner LLC (DE)
16.	Missouri Reinsurance, Inc. (CYM)
17.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
	a.	The Building at 575 Fifth Retail Holding LLC (DE)
	b.	The Building at 575 Fifth Retail Owner LLC (DE)
18.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife
Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

		1)	Met Canada Solar ULC (CAN)
19.	Plaza Drive Properties, LLC (DE)
20.	White Oak Royalty Company (OK)
21.	Metropolitan Tower Realty Company, Inc. (DE)
22.	Midtown Heights, LLC (DE)
23.	MetLife Legal Plans, Inc. (DE)
24.	MetLife Next Gen Ventures, LLC (DE)
25.	MetLife Properties Ventures, LLC (DE)
26.	MET 1065 Hotel, LLC (DE)
27.	ML MMIP Member, LLC (DE)
28.	Transmountain Land & Livestock Company (MT)
29.	MEX DF Properties, LLC (DE)
30.	PREFCO Fourteen, LLC (DE)
31.	ML HS Member LLC (DE)
32.	MetLife Tower Resources Group, Inc. (DE)
33.	MSV Irvine Property, LLC (DE) - 96% of MSV Irvine Property, LLC is owned by Metropolitan Life Insurance Company and 4% is owned by Metropolitan Tower Realty Company, Inc.
34.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
35.	St. James Fleet Investments Two Limited (CYM)
36.	ML CW Member LLC (DE) - 92.7% of ML CW Member LLC is owned by Metropolitan Life Insurance Company and 7.3% is owned by Metropolitan Tower Life Insurance Company.
37.	MAV Trust Holdings LLC (DE)
38.	MAV 1 (DE)

39.	ML Clal Member 2.0, LLC (DE)
40.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
41.	150 North Riverside PE Member, LLC (DE) - 81.45% of 150 North Riverside PE Member, LLC is owned by Metropolitan Life Insurance Company, 18.55% is owned by Metropolitan Tower Life Insurance Company.
42.	ML Port Chester SC Member, LLC (DE) - 60% of ML Port Chester SC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
43.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by Metropolitan Life Insurance Company and 10.16% by Metropolitan Tower Life Insurance Company.
44.	ML Southlands Member, LLC (DE) - 60% of ML Southlands Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
45.	ML Cerritos TC Member, LLC (DE) - 60% of ML Cerritos TC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
46.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
47.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
48.	Haskell East Village, LLC (DE)
49.	ML Sloan’s Lake Member, LLC (DE)
50.	ML 610 Zane Member, LLC (DE)
51.	HD Owner LLC (DE)
52.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
53.	ML Terminal 106 Member, LLC (DE) - 87.45% of ML Terminal 106 Member, LLC is held by Metropolitan Life Insurance Company and 12.55% by Metropolitan Tower Life Insurance Company.
54.	Boulevard Residential, LLC (DE)
55.	MetLife Ontario Street Member, LLC (DE)
56.	Pacific Logistics Industrial South, LLC (DE)
57.	MetLife Ashton Austin Owner, LLC (DE)
58.	MetLife Acoma Owner, LLC (DE)
59.	1201 TAB Manager, LLC (DE)
60.	MetLife 1201 TAB Member, LLC (DE)
61.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
62.	ML 300 Third Member LLC (DE)
63.	MNQM TRUST 2020 (DE)
64.	MetLife RC SF Member, LLC (DE)
65.	Oconee Hotel Company, LLC (DE)
66.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
67.	ML Hudson Member, LLC (DE)
68.	MCJV, LLC (DE)
69.	ML Sentinel Square Member, LLC (DE)

70.	MetLife THR Investor, LLC (DE)
71.	ML Matson Mills Member LLC (DE)
72.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
73.	Southcreek Industrial Holdings, LLC (DE)
74.	ML OMD Member, LLC (DE)
75.	MetLife OFC Member, LLC (DE)
76.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
77.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
78.	MetLife GV Owner LLC (DE)
79.	MMP Owners III, LLC (DE)
	a.	MetLife Multi-Family Partners III, LLC (DE)
	1)	MMP Holdings III, LLC (DE)
	a)	MMP Cedar Street REIT, LLC (DE)
(1) MMP Cedar Street OWNER, LLC (DE)
	b)	MMP South Park REIT, LLC (DE)
(1) MMP South Park OWNER, LLC (DE)
	c)	MMP Olivian REIT, LLC (DE)
(1) MMP Olivian Owner, LLC (DE)
80.	MC Portfolio JV Member, LLC (DE)
81.	Pacific Logistics Industrial North, LLC (DE )
82.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
83.	ML One Bedminster, LLC (DE)
84.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by Metropolitan Life Insurance Company and 1.03% by Metropolitan Tower Life Insurance Company.
85.	ML-AI MetLife Member 3, LLC (DE)
86.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
87.	ML-AI MetLife Member 5, LLC (DE)
88.	MetLife HCMJV 1 GP, LLC (DE)
89.	MetLife HCMJV 1 LP, LLC (DE)
90.	ML Corner 63 Member, LLC (DE)
91.	MCRE BLOCK 40, LP (DE)
92.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
93.	MetLife Japan US Equity Owners LLC (DE)
94.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
95.	MMP Owners, LLC (DE)
96.	ML AG Member (DE)
97.	10700 Wilshire, LLC (DE)
98.	Chestnut Flats Wind, LLC (DE)
99.	ML Terraces, LLC (DE)

	100.	Viridian Miracle Mile, LLC (DE)
	101.	MetLife Boro Station Member, LLC (DE)
	102.	ML PE Terminal 106, LLC (DE) - 87.45% of ML PE Terminal 106, LLC is owned by Metropolitan Life Insurance Company and 12.55% is owned by Metropolitan Tower Life Insurance Company.
	103.	MetLife FM Hotel Member, LLC (DE)
		a.	LHCW Holdings (US) LLC (DE)
			1)	LHC Holdings (US) LLC (DE)
				a)	LHCW Hotel Holding LLC (DE)
(1) LHCW Hotel Holding (2002) LLC (DE)
(2) LHCW Hotel Operating Company (2002) LLC (DE)
	104.	White Tract II, LLC (DE)
	105.	MetLife 1007 Stewart, LLC (DE)
	106.	MetLife OBS Member, LLC (DE)
	107.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	108.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	109.	MCPP Owners, LLC (DE) - 87.992% of MCPP Owners, LLC is owned by Metropolitan Life Insurance Company and 12.008% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
		a.	MCPP Marbella Member, LLC (DE) - 50.1% of MCPP Marbella Member, LLC is owned by MCPP Owners, LLC and 49.9% is owned by third parties
	110.	MetLife Chino Member, LLC (DE)
	111.	MetLife 8280 Member, LLC (DE)
	112.	MetLife Campus at SGV Member LLC (DE)
	113.	MNQM Trust Holdings LLC (DE)
	114.	ML 240 West 35th Owner LLC (DE)
		a.	40 West 35th Fund LP (DE)
	115.	ML Artisan Crossing PE Member, LLC (DE)
	116.	ML 1960 Grand LLC (DE)
		a.	1960 Grand Fund LP (DE) - 58.96% of 1960 Grand Fund LP is owned by MetLife Insurance K.K. and 41.04% is owned by MLIC
		b.	1960 Grand Venture LLC (DE)
		c.	1960 Grand Owner LLC (DE)
	117.	TOV Owner LLC (DE)
	118.	MZO Owner LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	Davis Vision, Inc. (NY)
				a)	Versant Health Lab, LLC (DE)
				b)	Davis Vision IPA, Inc. (NY)
		b.	Superior Vision Services, Inc. (DE)

			1)	Superior Vision Insurance, Inc. (AZ)
		c.	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
		d.	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
		e.	Superior Vision Benefit Management, Inc. (NJ)
			1)	Block Vision of Texas, Inc. (TX)
			2)	UVC Independent Practice Association, Inc. (NY)
			3)	Superior Vision of New Jersey, Inc. (NJ)
		f.	Vision 21 Physician Practice Management Company (FL)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
			4)	MetLife Japan 1960 Grand Blocker LLC (DE)
			5)	240 West 35th GP LLC (DE)
			6)	MetLife Japan 240 West 35th Owner (Blocker) LLC (DE)
			7)	MetLife Japan US Equity Owners (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company I GmbH (Swiss)
		a.	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
		b.	MetLife Global Holding Company II LLC (DE and Swiss) - MetLife Global Holding Company II LLC is dual chartered in DE and Switzerland.
			1)	Closed Joint-Stock Company Master-D (Russia)
2)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, 10.0000315938813% is owned by MetLife Global
Holding Company I GmbH, International Technical and Advisory Services Limited, Borderland Investments
Limited and Natiloportem Holdings, LLC each own 0.000000897553447019009%.

3)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

4)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
5)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
6)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II LLC (DE and Swiss) and 0.000491% is
held by MetLife UK Management Company Limited (England/UK).

	a)	Fundación MetLife Mexico, A.C.
7)	MetLife International Holdings, LLC (DE)
	a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y
Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios,
S.A. de C.V.

		(2)	MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
	b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
		(1)	MAXIS Services, LLC (DE)
			(a)	MAXIS Insurance Brokerage Services, Inc. (DE)
	c)	MetLife Asia Limited (Hong Kong)
	d)	MetLife International Limited, LLC (DE)
	e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

	g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
h)
MetLife Global Holdings LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. MetLife Global Holdings LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

(1)
Metropolitan Global Management, LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. Metropolitan Global Management LLC is a
DE LLC and is considered domiciled in Ireland from a tax perspective.

		(2)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
			(a)	MetLife Insurance Company of Korea, Ltd. (Republic of Korea)
				i.	MetLife Financial Services, Co., Ltd. (South Korea)
			(b)	MetLife UK Management Company (Limited) (England/UK)
			(c)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
				i.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				ii.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

							1)	ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
						iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				(3)	MetLife Ireland Treasury d.a.c (Ireland)
					(a)	MetLife General Insurance Limited (Australia)
					(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
						i.	MetLife Services Pty Limited (Australia)
						ii.	MetLife Investments Pty Limited (Australia)
1)
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and
Investment Trust is a trust vehicle, the trustee of which is MetLife Investments
PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance
PTY Limited.

			i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by
Natiloportem Holdings, LLC.

			m)	PNB MetLife India Insurance Company Limited - 48.9155% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Adminis-
tradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002%
by Natiloportem Holdings, LLC.

5.	MetLife Global Holding Company III GbnH (Swiss)
	a.	MetLife Investment Management Limited (England/UK)
	b.	MetLife Innovation Center Limited (Ireland)
	c.	MetLife Asia Holding Company Pte. Ltd. (Singapore)
	d.	MetLife Innovation Centre Pte. Ltd (Singapore)
	e.	ALICO Operations LLC (DE)
		1)	MetLife Seguors S.A (Uruguay)
		2)	MetLife Asset Management Japan, Ltd.
	f.	MetLife Asia Services Sdn. Bhd (Malaysia)
	g.	MetLife EU Holding Company Limited (Ireland)
		1)	MetLife Services Cyprus Ltd (Cyprus)
		2)	MetLife Solutions S.A.S. (France)
		3)	Agenvita S.r.l. (Italy)
			a)	MetLife Services Sociead Limitada (Spain)
			b)	MetLife Europe d.a.c. (Ireland)
			c)	MetLife Pension Trustees Limited (England/UK)
		4)	MetLife Europe Insurance d.a.c.

			5)	MetLife Europe Services Limited (Ireland)
6)
Metropolitan Life Societate de Administrare a unui Fond de Pensil Administrat Privat S.A. (Romania -
99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% by MetLife Europe Services Limited.

			7)	MetLife UK Limited (UK)
			8)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
				a)	MetLife Investments Asia (Hong Kong)
				b)	MetLife Investments Limited (England/UK)
				c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
				d)	MetLife Investment Management Europe Limited (Ireland)
				e)	Affirmative Investment Management Partners Ltd (UK)
				f)	Affirmative Investment Management Australia Pty Ltd (Australia)
	6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by American Life Insurance Company and the remaining interest by third parties.
		a.	Global Properties, Inc. (DE)
	7.	International Technical and Advisory Services Limited (DE)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.997% is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

		b.	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
c.
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de
Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Global, Inc. (DE)
H.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)

f.	MetLife Alternatives GP, LLC (DE)
1)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited.

2)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited.

3)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited.

4)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of
Korea.

5)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of
Korea.

	6)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
	7)	MetLife International PE Fund VIII, LP (CYM)
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Navy Yard Member, LLC (DE)
j.	ML 335 8th PE Member, LLC (DE)
k.	ML Bellevue Manager, LLC (DE)
l.	1350 Eye Street Manager, LLC (DE)
m.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan
Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account
746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance KK owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

		a)	MetLife Core Property REIT, LLC (DE)
		b)	HM Sleepy Hollow LLC (DE)
		c)	Sleep Hollow Residences LLC (DE)

d)
MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF
Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP
SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial -
Kellwood, LLC; MCP SoCal Industrial -Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal
Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP The Palms at Doral, LLC; MCP EnV Chicago, LLC;
MCP Financing, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak,
LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC;
MCP West Fork, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At
Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP
Broadstone, LLC; ; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC;
MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP
Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA
II, LLC (100%); MCP West Broad Michaeletplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP
Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC
(100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP- Wellington, LLC; MCP Onyx, LLC;
MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP
Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); 60 11th
Street, LLC (100%); MCP-English Village, LLC;; Des Moines Creek Business Park Phase II, LLC; MCP
Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC;
MCP Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at
Osborn, LLC; MCP Burnside Member, LLC; MCP Key West, LLC; MCP Vance Jackson, LLC; MCP Mountain
Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP Shakopee, LLC; MCP 93
Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220
York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member,
LLC; MCP Bradford, LLC; MCP 50-60 Binney, LLC; MCP Hub I, LLC; MCP Hub I Property, LLC (100%);
MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; MCP 38th West
Highland, LLC; MCP Longhaven Estates Member, LLC. Mountain Technology Center A, LLC; Mountain
Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology Center D, LLC;
Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce Center 5, LLC;
MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue Industrial
Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC (79.81%)
and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LL MCP HH Hotel LB, LLC; MCP HH
Hotel LB Trust (100%) MCP HH Hotel TRS, LB, LLC (100%); MCP Block 23 Residential Owner, LLC; MCP
Rausch Creek Logistics Center Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP
249 Industrial Business Park, LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley
Boulevard Industrial Member, LLC (100%); MCP Ranchero Village MHC Member, LLC; MCP MCFA
Additional PropCo 1, LLC; MCP MCFA Additional PropCo 2, LLC; MCP MCFA Additional PropCo 3, LLC;
MCP MCFA Additional PropCo 4, LLC; MCP MCFA Additional PropCo 5, LLC; 93 Red River, LP; HM Sleepy
Hollow LLC; Sleepy Hollow Residences LLC.

			(1)	MCP Property Management, LLC (DE)
			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
			(3)	93 Red River, LP (DE)
	2)	MCPF Feeder A, LP (CYM)
n.	MetLife Senior Direct Lending GP, LLC (DE)
1)
MetLife Senior Direct Lending Finco, LLC (DE) - MetLife Senior Direct Lending GP, LLC is the General
Partner of MetLife Senior Direct Lending Finco, LLC. MetLife Insurance K.K. is the sole member. This entity in turn invests in the MetLife Senior Direct Lending Holdings, LP.

	2)	MetLife Senior Direct Lending Holdings, LP (DE)

3)
MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC.
MetLife Insurance K.K. (Japan) is the sole member. This entity in turn invests in the MetLife Senior Direct
Lending Holdings, LP.

o.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of
Korea Limited owns 1.04%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
(a) MCMIF Holdco I, LLC (DE)
(b) MCMIF Holdco II, LLC (DE)
(c) MCMIF Holdco III, LLC (DE)
	(2)	MCMIF Holdco IV, LLC (DE)
	(3)	MCMIF TRS II, LLC (DE)
p.	MIM Campus at SGV Manager, LLC (DE)
q.	MIM Clal General Partner 2.0, LLC (DE)
r.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan
Tower Life Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
			(2)	MSHDF Holdco II, LLC (DE)
			(3)	MSHDF Holdco III, LLC (DE)
s.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”).
The interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P.
is the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds
0.0001% of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

	2)	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
a)
MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE) - MetLife Investment Private Equity
Partners GP, LP is the General Partner of (i) MetLife Investment Private Equity Partners II, LP and (ii)
MetLife Investment Private Equity Partners II Acquisition Co, LP.

b)
MetLife Investment Private Equity Partners II GP, LP (DE) - MetLife Investment Private Equity Partners
II Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the
“Fund”). Certain MetLife employees are limited partners in the Fund

c)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - “MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II
(Feeder), LP (the “Fund”). The interests in the Fund are held exclusively by third parties

			(1)	MetLife Investment Private Equity Partners II Acquisition Co, LLP (DE)

t.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). The following affiliates directly hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (7.69%) and Metropolitan Tower Life
Insurance Company (30.77%). Additionally, a wholly owned subsidiary of MetLife Core Property Fund, LP, a private fund Controlled by MetLife Investment Management, LLC, directly holds 25.64% of the limited partnership interests in the Fund.

		(a)	MSFR Sawdust Member, LLC (DE)
		(b)	MSFR Acquisition, LLC (DE)
		(c)	MSFR Meridian McCordsville Member, LLC (DE)
		(d)	MSFR Jimmy Deloach Preferred Member, LLC (DE)
		(e)	MSFR Jimmy Deloach Member, LLC (DE)
		(f)	MSFR Smith Cline Farm Member, LLC (DE)
2)
MetLife Single Family Rental Feeder A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Feeder A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by third parties. The Fund invests all of its assets in MetLife Single Family Rental
Holdings A, LP, which invests all of its assets in MetLife Single Family Rental Fund, LP.”

3)
MetLife Single Family Rental Feeder J, LLC (DE) - MetLife Single Family Rental Fund GP, LLC is the manager of MetLife Single Family Rental Feeder J, LLC (the “Fund”). MetLife Insurance K.K. holds 100% of the membership interests issued by the Fund. The Fund invests all of its assets in MetLife Single Family Rental
Fund, LP.

4)
MetLife Single Family Rental Holdings A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Holdings A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by MetLife Single Family Rental Feeder A, LP, and the Fund invests all of its assets in
MetLife Single Family Rental Fund, LP.”

	5)	MSFR Custer 121 Member, LLC (DE)
	6)	MSFR Horizon Uptown Member, LLC (DE)
u.	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
1)
MetLife investment Private Equity Partners II GP, LP - MetLife Investment Private Equity Partners II Ultimate
GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the “Fund”). Certain
MetLife employees are limited partners in the fund

(a)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II, LP
(the “Fund”). The GP holds 0.0866% of the interests in the Fund and the remainder is held by third parties

(1) MetLife Investment Private Equity Partners II Acquisition Co, LP (DE)
v.	MetLife Loan Asset Management LLC (DE)
w.	225 6th Street Manager LLC (DE)
x.	MIM CM Syndicator LLC (DE)
y.	MAV G1 Trust Holdings LLC (DE)
z.	MAV G1 (DE)
aa.	ML - URS Port Chester SC Manager, LLC (DE)
bb.	Hampden Square Manager LLC (DE)
cc.	MLIA SBAF Manager, LLC (DE)
dd.	MLIA SBAF Colony Manager LLC (DE)
ee.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
ff.	ML Terminal 106 Manager, LLC (DE)

gg.	MIM Steel House Manager, LLC (DE)
ii.	MIM Rincon Manager, LLC (DE)
jj.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel
GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

	2)	MMPDPF Brewer Blocker, LLC (DE)
	3)	MMPDF Gloves Holdings, LP (DE)
kk.	MetLife MMPD II Special, LLC (DE)
ll.	MetLife Senior Direct Lending GP II, LLC (DE)
	1)	MetLife Senior Direct Lending Fund II, LP
mm.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property
Management, LLC; MEC Whiteland Logistics, LLC MEC Chapel Hills East Member, LLC; MEC The
Overlook LLC.

		b)	MEC ESG TRS, LLC (DE)
nn.	Commonwealth ML Manager LLC (DE)
oo.	GV Venture Manager LLC (DE)
pp.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC,
(ii) 10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

qq.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long
Short Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

rr.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II, LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). “.16%” of the Fund is held by
MetLife employees. The remainder of the Fund is held by third parties.

ss.	CW Property Manager LLC (DE)
	1)	MAG Manager LLC (DE)

tt.	MIM OMD Manager LLC (DE)
uu.	MetLife Japan US Equity Fund GP LLC (DE)
1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

(1) MetLife ConSquare Member, LLC (DE)
(2) MREF 425 MKT, LLC (DE)
vv.	MetLife Japan Water Tower GP LLC (DE)
ww.	1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the general partner of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

xx.	MIM Alder Avenue Industrial Manager, LLC (DE)
yy.	MIM Valley Boulevard Industrial Manager, LLC (DE)
zz.	MIM Intersect Manager, LLC (DE)
aaa.	Water Tower Manager LLC (DE)
bbb.	MMIP Manager, LLC (DE)
ccc.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
ddd.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
eee.	MIM Cooperative Manager, LLC (DE)
fff.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 57.94% of the Fund. The remainder is held by third parties.

ggg.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the
general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC.
The remainder is held by a third party.

hhh.	CW Property Manager LLC (DE)
iii.	Commonwealth ML Manager LLC (DE)
jjj.	MIM Clal General Partner 2.0, LLC (DE)
kkk.	MAG Manager LLC (DE)
lll.	MSFR Acquisition, LLC (DE)
mmm.	MSFR Meridian McCordsville Member, LLC (DE)
nnn.	MetLife Single Family Rental Feeder A, LP (DE)
ooo.	MetLife Single Family Rental Holdings A, LP (DE)
ppp.	1960 Grand Manager LLC (DE)
qqq.	1960 Grand GP LLC (DE)
rrr.	MetLife Japan 1960 Grand Blocker LLC (DE)
sss.	ML 1960 Grand LLC (DE)
ttt.	240 West 35th GP LLC (DE)

			1)	240 West 35th Fund LP (DE
		uuu.	240 West 35th Manager LLC (DE)
		vvv.	MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE)
			1)	MetLife Opportunistic Real Estate Debt Fund, LP (DE)
			2)	MORE Originator, LLC (DE)
				a)	MORE Holdco I, LLC (DE)
3)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Feeder Fund, LP (the “Feeder
Fund”). The Feeder Fund invests all of its assets into MetLife Opportunistic Real Estate Debt Fund, LP. The
Feeder Fund is currently being offered to third parties for investment.

		www.	MetLife Senior Direct Lending GP II, LLC (DE)
			1)	MetLife Senior Direct Lending Fund II, LP (DE)
			2)	MetLife MMPD II Special, LLC (DE)
		xxx.	MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE)
1)
MetLife Opportunistic Real Estate Debt Fund, LP (DE) - MetLife Opportunistic Real Estate Debt Fund GP, LLC
is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company
(30%), Metropolitan Tower Life Insurance Company (20%) and MetLife Reinsurance Company of Hamilton, Ltd.
(50%). The Fund is currently being offered to third parties for investment

				a)	MORE Originator, LLC (DE)
(1) MORE Holdco I, LLC (DE)
b)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Feeder Fund, LP (the
“Feeder Fund”). The Feeder Fund invests all of its assets into MetLife Opportunistic Real Estate Debt
Fund, LP. The Feeder Fund is currently being offered to third parties for investment.

I.	MetLife Insurance Brokerage, Inc. (NY)
J.	Cova Life Management Company (DE)
K.	MetLife Consumer Services, Inc. (DE)
L.	MetLife Global, Inc. (DE)
	1)	MetLife Global Bermuda, Ltd. (Bermuda)
M.	MetLife Reinsurance Company of Hamilton, Ltd. (Bermuda)
N.	MetLife Global Benefits, Ltd. (CYM)
O.	Newbury Insurance Company, Limited (DE)
P.
Inversiones MetLife Holdco Dos Limitada (CHL) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

Q.	MetLife Reinsurance Company of Charleston (SC)
R.	MetLife Capital Trust IV (DE)
S.	MetLife Home Loans, LLC (DE)
T.	MetLife Pet Insurance Solutions, LLC (KY)
U.	Metropolitan General Insurance Company (RI)
V.	MetLife Insurance Brokerage, Inc. (NY)
W.	MetLife Reinsurance Company of Vermont (VT)
X.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)

1)
MetLife Services East Private Limited (IND) - 57.279332% of MetLife Services East Private Limited is owned by
MetLife Global Operations Support Center Private Limited, 42.720666% is owned by MetLife Solutions Pte.
Limited, and 0.000002% is owned by Natiloportem Holdings LLC.

2)
MetLife Global Operations Support Center Private Limited (IND) - 99.99999% of MetLife Global Operations
Support Center Private Limited is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem
Holdings, LLC.

Y.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 30. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) Other Activity. MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One

Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account 27
Separate Account No. 13S
(b)
Management. MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Chair of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Michael J. McDermott 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Alexis Kuchinsky One MetLife Way Whippany, NJ 07981	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Gabriel Lopez 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Dan P. Antilley, Jr. 200 Park Avenue New York, NY 10166	Senior Vice President and Chief Information Security Officer
Thomas J. Schuster 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Peter Gruppuso 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
Anika Wall 200 Park Avenue New York, NY 10166	Director and Vice President

(c)
Compensation From the Registrant. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$51,766,287	$0	$0	$0
Item 32. Location of Account and Records.
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a) Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166
(b) MetLife, 18210 Crane Nest Drive, Tampa, FL 33647
(c) MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166
Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation and Undertakings.
(a) Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the variable annuity contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Metropolitan Life Insurance Company under the Contract.
(b) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 21st day of April, 2025.
Metropolitan Life Separate Account E (Registered Separate Account)
By:	Metropolitan Life Insurance Company (Insurance Company)

By:	/s/ Michael Schmidt
Michael Schmidt Vice President

Metropolitan Life Insurance Company (Insurance Company)
By:	/s/ Michael Schmidt
Michael Schmidt Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 21, 2025.
Signature	Title
*
R. Glenn Hubbard	Chairman of the Board and Director
*
Michel A. Khalaf	President, Chief Executive Officer and Director
*
John D. McCallion	Executive Vice President and Chief Financial Officer
*
Toby Srihiran-Brown	Executive Vice President and Interim Chief Accounting Officer
*
Cheryl W. Grisé	Director
*
Carlos M. Gutierrez	Director
*
Carla A. Harris	Director
*
Laura J. Hay	Director
*
David L. Herzog	Director
*
Jeh C. Johnson	Director
*
Edward J. Kelly, III	Director
*
William E. Kennard	Director
*
Diana McKenzie	Director

Signature	Title
*
Denise M. Morrison	Director
*
Mark A. Weinberger	Director

*By:	/s/ Robin Wagner
Robin Wagner Attorney-in-Fact April 21, 2025
*
Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.